                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          NATIONAL FUEL GAS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 TO BE HELD ON

                               FEBRUARY 17, 2000

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                                                January 14, 2000

Dear Stockholder:

     We are pleased to invite you to join us at the Annual Meeting of Stockholders of National Fuel Gas Company. The meeting will be held at 10:00 A.M. Eastern Time on Thursday, February 17, 2000, at The Ritz-Carlton, 100 South Ocean Boulevard, Manalapan, Florida, 33462.

     The matters on the agenda for the meeting are outlined in the enclosed Notice of Meeting and Proxy Statement. In addition, officers of the Company will review the past year, report current developments and answer questions from the floor.

     So that you may elect Company directors and secure the representation of your interests at the Annual Meeting, we urge you to vote your shares. The preferred method of voting is by telephone as described on the proxy card. This method is both convenient for you and reduces the expense of soliciting proxies for the Company. If you prefer not to vote by telephone, please complete, sign and date your proxy card and mail it in the envelope provided. The Proxies are committed by law to vote your proxy as you designate.

     If you plan to be present at the Annual Meeting, please respond to the question if you vote by telephone, or check the "WILL ATTEND MEETING" box on the proxy card. In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at anytime by calling 1-800-648-8166. You will continue to receive your proxy card in the mail, regardless of your election. You will be receiving further directions regarding the Internet viewing process in the future for next year's Annual Report and Proxy Statement.

     Whether or not you plan to attend, please vote your shares by telephone or complete, sign, date and promptly return your proxy card so that your vote may be counted. If you do attend and wish to vote in person, you can revoke your proxy by giving written notice to the Secretary of the meeting and/or the Trustees (as described on the first page of this Proxy Statement), and/or by casting your ballot at the meeting.

     Coffee will be served at 9:30 A.M. and I look forward to meeting you at that time.

     Please review the proxy statement and take advantage of your right to vote.

                                             Sincerely yours,

                                             BERNARD J. KENNEDY
                                             Chairman of the Board of Directors,
                                             Chief Executive Officer

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 17, 2000

To the Stockholders of National Fuel Gas Company:

     Notice is hereby given that the Annual Meeting of Stockholders of National Fuel Gas Company will be held at 10:00 A.M. Eastern Time on Thursday, February 17, 2000, at The Ritz-Carlton, 100 South Ocean Boulevard, Manalapan, Florida, 33462. At the meeting, action will be taken with respect to:

        (1) the election of directors;

        (2) the appointment of independent accountants;

        (3) approval of the Annual At Risk Compensation Incentive Program;

        (4) approval of amendments to the National Fuel Gas Company 1997 Award and Option Plan;

        (5) adoption of, if presented at the meeting, a shareholder proposal which the Board of Directors OPPOSES;

and such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on December 20, 1999, will be entitled to vote at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                  ANNA MARIE CELLINO
                                                 Secretary

January 14, 2000

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, AND WHATEVER THE NUMBER OF SHARES YOU OWN, PLEASE VOTE YOUR SHARES BY TELEPHONE AS DESCRIBED ON THE PROXY/VOTING INSTRUCTION CARD AND REDUCE NATIONAL FUEL GAS COMPANY'S EXPENSE IN SOLICITING PROXIES. ALTERNATIVELY, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. PLEASE USE THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                PROXY STATEMENT

     This proxy statement is furnished to the holders of National Fuel Gas Company ("Company") common stock ("Common Stock") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on February 17, 2000, or any adjournment thereof. This proxy statement and the accompanying proxy/voting instruction card are first being mailed to stockholders on or about January 14, 2000.

     All costs of soliciting proxies will be borne by the Company. Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained to assist in the solicitation of proxies and will be compensated in the estimated amount of $6,500 plus reasonable out-of-pocket expenses. In addition to solicitation by that firm and by mail, a number of regular employees of the Company and its subsidiaries may solicit proxies in person, by telephone or by other methods.

     Only stockholders of record at the close of business on December 20, 1999, will be eligible to vote at this meeting. As of that date, 38,980,150 shares of Common Stock were issued and outstanding.

     Each share of Common Stock entitles the holder thereof to one vote with respect to each matter that is subject to a vote at the meeting. All shares that are represented by effective proxies received by the Company in time to be voted will be voted at the meeting or any adjournment thereof. Where stockholders direct how their votes shall be cast, shares will be voted in accordance with such directions. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals presented to stockholders.

     The proxy also confers discretionary authority to vote on all matters that may properly come before the Annual Meeting of Stockholders, or any adjournment thereof, respecting matters of which the Board is not currently aware but that may be presented at the meeting, and respecting all matters incident to the conduct of the meeting.

     Any stockholder giving a proxy may revoke it at any time prior to the voting thereof by mailing a revocation or a subsequent proxy to Anna Marie Cellino at the above address, by filing written revocation at the meeting with Mrs. Cellino, Secretary of the meeting, or by casting a ballot.

     If you are a participant in the Company's Employee Stock Ownership Plans, Employees' Thrift Plan or Tax-Deferred Savings Plans, and the accounts are registered in the same name, the proxy card will also serve as a voting instruction for the Trustees of those Plans. Shares in these Plans are not voted unless voting instructions are received. If this card is returned signed but without directions marked for one or more items, regarding the unmarked items you are instructing the Trustee(s) and the Proxies to vote FOR items 1, 2, 3 and 4 and AGAINST item 5. Participants in the Plan(s) may also provide those voting instructions by telephone. These instructions may be revoked by written notice to The Chase Manhattan Bank, N.A., Trustee for the Company's Employee Stock Ownership Plans and the Employees' Thrift Plan, or Vanguard Fiduciary Trust Company, Trustee for the Company's Tax-Deferred Savings Plans, on or before February 11, 2000. Addresses are as follows:

The Chase Manhattan Bank, N.A.           Vanguard Fiduciary Trust Company
c/o National Fuel Gas Company            c/o National Fuel Gas Company
Midtown Station                          Midtown Station
P.O. Box 847                             P.O. Box 847
New York, NY 10138-0701                  New York, NY 10138-0701

     Enclosed is a copy of the Company's Annual Report and Form 10-K for the fiscal year ended September 30, 1999, which includes financial statements.

                           1.  ELECTION OF DIRECTORS

     Two directors are to be elected at this Annual Meeting, to serve for terms of three years until the 2003 Annual Meeting, and until their successors are duly elected and qualified. The nominees for the two directorships are: Eugene
T. Mann and George L. Mazanec. Each of the nominees is currently a director of the Company.

     It is intended that the Proxies will vote for the election of Messrs. Mann and Mazanec as directors, unless they are otherwise directed by the stockholders. Although the Board of Directors has no reason to believe that either of the nominees will be unavailable for election or service, stockholders' proxies confer discretionary authority upon the Proxies to vote for the election of another nominee for director in the event any nominee is unable to serve or for good cause will not serve. Messrs. Mann and Mazanec have consented to being named in this proxy statement and to serve if elected.

     The term of director George H. Schofield will expire at the 2000 Annual Meeting. Mr. Schofield will retire from the Board at the 2000 Annual Meeting and is not a candidate for reelection. The Board is deeply appreciative of his contributions to the Company over the years.

     The affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock entitled to vote is required to elect each of the nominees for director.

     Pages 3 through 5 contain information concerning the two nominees for election and the six directors of the Company whose terms will continue after the 2000 Annual Meeting, including information with respect to their principal occupations during the five years ended September 30, 1999, and certain other positions held by them.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                            MESSRS. MANN AND MAZANEC

              NAME AND YEAR
            BECAME A DIRECTOR              AGE(1)             PRINCIPAL OCCUPATION
            NY --------------              ------             --------------------

          NOMINEES FOR ELECTION AS DIRECTORS FOR THREE-YEAR TERMS TO EXPIRE IN 2003
EUGENE T. MANN...........................    69     Executive Vice President of Fleet
  1993                                              Financial Group, a diversified financial
                                                    services company, from 1986 until his
                                                    retirement in August 1990.
GEORGE L. MAZANEC........................    63     Former Vice Chairman of PanEnergy
  1996                                              Corporation and Advisor to the Chief
                                                    Operating Officer of Duke Energy
                                                    Corporation, a diversified energy
                                                    company, since October 1996. Vice
                                                    Chairman of PanEnergy from 1989 until
                                                    October 1996. Director of TEPPCO, LP from
                                                    1992 until December 1997, and Director of
                                                    Northern Border Pipeline Company
                                                    Partnership from 1993 until August 1998.
                                                    Director of the Northern Trust Bank of
                                                    Texas, NA, Westcoast Energy Inc. and
                                                    Associated Electric and Gas Insurance
                                                    Services, Ltd. Chairman of the Management
                                                    Committee of Maritimes & Northeast
                                                    Pipeline, L.L.C.

---------------
(1) As of February 17, 2000.

              NAME AND YEAR
            BECAME A DIRECTOR              AGE(1)             PRINCIPAL OCCUPATION
            NY --------------              ------             --------------------

                            DIRECTORS WHOSE TERMS EXPIRE IN 2002
ROBERT T. BRADY..........................    59     Chairman of Moog Inc. since February
  1995                                              1996. President and Chief Executive
                                                    Officer since 1988 and Director since
                                                    1981 of Moog Inc., a manufacturer of
                                                    motion control systems and components.
                                                    Director of Acme Electric Corporation,
                                                    Astronics Corporation, M&T Bank
                                                    Corporation, M&T Bank and Seneca Foods
                                                    Corporation.
WILLIAM J. HILL..........................    69     President of National Fuel Gas
  1995                                              Distribution Corporation(2) from June
                                                    1989 until his retirement in October
                                                    1995. Director of National Fuel Gas
                                                    Distribution Corporation(2) and Reed
                                                    Manufacturing Company.
BERNARD J. KENNEDY.......................    68     Chairman of the Board of Directors of the
  1978                                              Company since March 1989, Chief Executive
                                                    Officer since August 1988, President from
                                                    January 1987 until July 1999. Chairman of
                                                    the Board of Associated Electric & Gas
                                                    Insurance Services Limited. Director of
                                                    American Precision Industries Inc.,
                                                    Interstate Natural Gas Association of
                                                    America, HSBC Bank USA, and Merchants
                                                    Mutual Insurance Company.

---------------
(1) As of February 17, 2000.

(2) Wholly owned subsidiary of the Company.

              NAME AND YEAR
            BECAME A DIRECTOR              AGE(1)             PRINCIPAL OCCUPATION
            NY --------------              ------             --------------------

                            DIRECTORS WHOSE TERMS EXPIRE IN 2001
PHILIP C. ACKERMAN.......................    56     President of the Company since July 1999.
  1994                                              Senior Vice President of the Company from
                                                    June 1989 until July 1999 and Vice
                                                    President from 1980 to 1989. President of
                                                    National Fuel Gas Distribution
                                                    Corporation(2) from October 1995 until
                                                    July 1999 and Executive Vice President
                                                    from June 1989 to October 1995. Executive
                                                    Vice President of National Fuel Gas
                                                    Supply Corporation(2) since October 1994.
                                                    President of Seneca Resources
                                                    Corporation(2) from June 1989 to October
                                                    1996. President of Horizon Energy
                                                    Development, Inc.(2) since September 1995
                                                    and certain other nonregulated
                                                    subsidiaries of the Company since prior
                                                    to 1992.
JAMES V. GLYNN...........................    65     President since 1971 of Maid of the Mist
  1997                                              Corporation, which offers scenic boat
                                                    tours of the American and Canadian Falls,
                                                    Niagara Falls, New York. Director of M&T
                                                    Bank Corporation, M&T Bank, and Buffalo
                                                    Niagara Partnership; Chairman of Niagara
                                                    University Board of Trustees.
BERNARD S. LEE, PH.D. ...................    65     President since prior to 1992 of the
  1994                                              Institute of Gas Technology, a not-for-
                                                    profit research and educational
                                                    institution, Des Plaines, Illinois.
                                                    Director of NUI Corporation and Peerless
                                                    Manufacturing Company.

---------------
(1) As of February 17, 2000.

(2) Wholly owned subsidiary of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     During the Company's fiscal year ended September 30, 1999 ("fiscal 1999"), there were four meetings of the Board of Directors. In addition, certain directors attended meetings of standing or pro tempore committees. The entire Board of Directors acts as a nominating committee. Three standing committees are described below.

     Audit Committee. The Audit Committee held three meetings during fiscal 1999 in order to review the scope and results of the annual audit, to receive reports of the Company's independent public accountants and chief internal auditor, and to prepare a report of the committee's findings and recommendations to the Board of Directors. The committee consists of Messrs. Hill, Glynn, Lee, and Schofield.

     Compensation Committee. The Compensation Committee, all of the members of which are non-employee independent directors, held four meetings during fiscal 1999 in order to review and determine the compensation of Company officers, to receive reports and to award stock options, stock appreciation rights, restricted stock and At Risk Program awards. The committee administers the Company's 1983 Incentive Stock Option Plan, 1984 Stock Plan, 1993 Award and Option Plan, 1997 Award and Option Plan, and Annual At Risk Compensation Incentive Program. The committee consists of Messrs. Brady, Mann, and Mazanec.

     Executive Committee. The Executive Committee did not hold a meeting during fiscal 1999. The committee has and may exercise the authority of the full Board except as prohibited by New Jersey corporate law (N.J.S.A. sec.14A:6-9). This committee will also respond to questions of public policy. The committee consists of Messrs. Brady, Hill, Kennedy, Mann, and Mazanec.

     During fiscal 1999, all incumbent directors attended at least 75% of the aggregate of meetings of the Board and of the committees of the Board on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "Compensation Committee interlocks" or "insider participation" which Securities and Exchange Commission (SEC) regulations would require to be disclosed in this proxy statement.

DIRECTORS' COMPENSATION

     The Retainer Policy for Non-Employee Directors (the "Retainer Policy") which replaced the Board's preexisting retainer policy and the Retirement Plan for Non-Employee Directors (the "Directors' Retirement Plan"), was approved at the 1997 Annual Meeting of Stockholders. Directors who are not Company employees do not participate in any of the Company's employee benefit or compensation plans. Directors who are employees receive no compensation for serving as directors. Only non-employee directors are covered by the Retainer Policy.

     Under the Retainer Policy, non-employee directors are paid an annual retainer of $12,000 and 400 shares of Common Stock. Common Stock issued to non-employee directors under the Retainer Policy will be nontransferable until the latter of two years from issuance or six months after the recipient's cessation of service as a director of the Company.

     Non-employee directors are paid a fee of $1,000 for each Board meeting and $800 for each Committee meeting attended ($500 if participating by telephone). Non-employee directors are paid $500 for each special consultation as a director that is with or at the request of the Company's chief executive officer.

     Benefit accruals under the Directors' Retirement Plan ceased for each current non-employee director on December 31, 1996. All such directors who were eligible vested in their Directors' Retirement Plan benefits at that time, and will receive their accrued Directors' Retirement Plan benefits under its terms (normally at age 70). People who first become directors after February 1997 are not eligible to receive benefits under the Directors' Retirement Plan.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     To the best of the Company's knowledge, there are no beneficial owners of 5% or more of the Common Stock.

     The following table sets forth for each current director, each nominee for director, each of the executive officers named in the Summary Compensation Table, and for all directors and officers as a group, information concerning beneficial ownership of Common Stock. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                                                               NUMBER OF SHARES
                                                                OF COMMON STOCK      PERCENT OF
                                                              BENEFICIALLY OWNED       COMMON
                                                              AS OF SEPTEMBER 30,      STOCK
                            NAME                                     1999              OWNED
                            ----                              -------------------    ----------
Philip C. Ackerman(1)(2)(3)(4)..............................         420,105               1%
Robert T. Brady.............................................           1,200               *
James V. Glynn..............................................             923               *
Bruce H. Hale(1)(2)(3)......................................         109,901               *
Richard Hare(1)(2)(3).......................................         222,955               *
William J. Hill.............................................          34,982               *
Bernard J. Kennedy(2)(3)(5)(6)..............................         792,681               2%
Bernard S. Lee..............................................           2,300               *
Eugene T. Mann..............................................           1,950               *
George L. Mazanec(7)........................................           1,600               *
George H. Schofield(8)......................................           3,536               *
Gerald T. Wehrlin(1)(2)(9)..................................         140,352               *
Directors and Officers as a Group (17
  individuals)(10)(11)......................................       2,243,636            5.78%

---------------
  * Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on September 30, 1999.

 (1) Includes shares held in the Company's Thrift Plan, Employee Stock Ownership Plan for Supervisory Employees ("ESOP") and Tax-Deferred Savings Plan for Non-Union Employees ("TDSP"), respectively, as follows: Philip C. Ackerman, 3,856, 5,477 and 4,806 shares; Richard Hare, 0, 5,601 and 4,030 shares;
     Gerald T. Wehrlin, 666, 4,036 and 3,488 shares; Bruce H. Hale, 1,591, 2,788, 3,428 shares; and all current directors and officers as a group (17 individuals), 12,456, 26,410 and 31,989 shares. The beneficial owners of the shares have sole voting power with respect to shares held in the Thrift Plan, ESOP and TDSP, but do not have investment power respecting those shares until they are distributed.

 (2) Includes shares with respect to which each of the named individuals, and all current directors and officers as a group (17 individuals), have the right to acquire ownership within 60 days of September 30, 1999, through the exercise of stock options granted under the 1983 Incentive Stock Option Plan, the 1984 Stock Plan, the 1993 Award and Option Plan, and the 1997 Award and Option Plan as follows: 546,421 shares for Mr. Kennedy, 315,085 shares for Mr. Ackerman, 83,162 shares for Mr. Hare, 109,000 shares for Mr. Wehrlin, 86,000 for Mr. Hale, and 1,538,546 shares for all current directors and officers as a group (17 individuals). None of the options for the 1,139,668 shares exercisable by executive officers set forth above were exercisable at a price which was above the market value of the Company's Common Stock on September 30, 1999.

 (3) Includes shares of restricted stock, certain restrictions on which had not lapsed as of September 30, 1999, as follows: 34,085 shares for Mr. Kennedy, 10,250 shares for Mr. Ackerman, 8,984 shares for Mr. Hare, 7,500 shares for Mr. Hale, and 88,319 shares for all current directors and officers as a group (17 individuals). Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

 (4) Includes 500 shares held by Mr. Ackerman's wife in trust for her mother, as to which shares Mr. Ackerman does not admit beneficial ownership, and 220 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

 (5) Includes 39,842 shares owned by Mr. Kennedy's wife as to which Mr. Kennedy shares voting and investment power.

 (6) Includes 2,400 shares held by the Kennedy Family Foundation, a New York not-for-profit corporation, of which Mr. Kennedy, his wife and son are directors. Mr. Kennedy disclaims beneficial ownership of these shares.

 (7) Includes 300 shares owned by Mr. Mazanec's wife as to which Mr. Mazanec shares voting and investment power.

 (8) Mr. Schofield is retiring from the Board of Directors effective February 17, 2000.

 (9) Includes 2,600 shares owned by Mr. Wehrlin's wife as to which Mr. Wehrlin shares voting and investment power.

(10) See notes (1) through (9) above.

(11) Includes 11,494 shares with respect to which one or another of the officers of the Company, not including the executive officers named in the Summary Compensation Table, shares voting and investment power with his wife.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

  General

     The Compensation Committee (the "Committee") sets the base salaries of the Company's executive officers, makes awards and sets goals for the Company's executive officers and others under the Annual At Risk Compensation Incentive Program (the "At Risk Program"), and makes awards to executive officers and others under various compensation plans as described below. The Committee consists exclusively of non-employee independent directors, appointed by resolution of the entire Board of Directors. No member of the Committee is permitted to receive any award under any plan administered by the Committee.

     The Committee's objective is to set executive compensation at levels which
(i) are fair and reasonable to the stockholders, (ii) link executive compensation to long-term and short-term interests of the stockholders, and
(iii) are sufficient to attract, motivate, and retain outstanding individuals for executive positions. The executive officers' compensation is linked to the interests of the stockholders by making a significant part of each executive officer's potential compensation depend on the price of the Company's Common Stock on the open market, the Company's earnings per share, and the officer's own performance. The retention of officers is encouraged by making a substantial portion of the compensation package in the form of awards which either increase in value, or only have value, if the executive officer remains with the Company for specified periods of time.

     Specific components of executive officers' compensation earned or paid in fiscal 1999 are discussed below. The Company's five most highly compensated executive officers are identified on the Summary Compensation Table on page 12, and are sometimes referred to as the "named executive officers."

  Base Salary

     The Committee annually reviews base salaries for the Company's officers and adjusts them on a calendar year basis and as promotions occur. The Committee generally uses a range of the 50th percentile to the 75th percentile of its survey data as the starting point. The Committee also takes into account an individual's specific responsibilities, experience and effectiveness.

     As part of the Committee's effort to emphasize the at risk and incentive portions of executive officer compensation, the base salary of Mr. Kennedy has remained the same since calendar 1996. The fiscal 1999 base salaries of the named executive officers are shown on the Summary Compensation Table on page 12 in the "Base Salary" column.

  Annual At Risk Incentive and Bonus

     Under the At Risk Program, the Committee makes At Risk Awards which grant for certain named executive officers the opportunity to earn cash payments depending on the achievement of goals set within the first quarter of each fiscal year. Performance goals are both financial (for example, Company earnings per share or subsidiary earnings) and non-financial (for example, customer service).

     The Summary Compensation Table on page 12 includes in the "LTIP (Long-Term Incentive Plan) Payouts" column the amounts earned by Messrs. Kennedy, Ackerman and Hare in fiscal 1999 under the At Risk Program. These payments are considered by the SEC to be "long-term" incentives because payments are based on the rolling average of performance during the two fiscal years most recently completed. The range of potential At Risk Program awards for fiscal 1999 for Messrs. Kennedy, Ackerman and Hare is set out in the Long-Term Incentive Plan Table on page 14.

     At Risk Program goals for Mr. Kennedy, as Chief Executive Officer, were a specified level of Company earnings per share (weighted as 75% of the formula) and customer service/other goals (weighted as 25% of the formula). Company earnings per share (exclusive of non-cash asset write downs, non-cash cumulative effect of changes in accounting methods, and certain other special items) must reach a pre-determined target to trigger the maximum annual incentive award to Mr. Kennedy.

     In furtherance of the Committee's goal of emphasizing incentive-based compensation for the Company's executive officers, most of the executive officers, including Messrs. Wehrlin and Hale were paid amounts as bonuses in December 1999 (for performance in fiscal 1999). These awards were based on the performance of their respective subsidiaries and/or their effectiveness in performing their respective responsibilities. Messrs. Kennedy and Ackerman made recommendations for fiscal 1999 bonuses for the Company's executive officers and other officers which were accepted by the Committee. The Summary Compensation Table on page 12 includes in the "Bonus" column the amount earned by Messrs. Wehrlin and Hale in fiscal 1999 as incentives. These awards are considered by the SEC to be bonuses because they are based on performance during a single fiscal year.

  Stock Options, SARs and Restricted Stock

     Stock options, stock appreciation rights (SARs) and restricted stock represent the longer-term incentive and retention component of the executive compensation package. In fiscal 1999, the Committee awarded stock options to 100 employees, including the named executive officers. These awards are intended to focus attention on managing the Company from a long-term investor's perspective and encourage officers and other managers to have a significant, personal investment in the Company through stock ownership. Employees are encouraged to retain their stock for long-term investment, rather than sell option shares after receiving them. Awards are made under plans such as the 1997 Award and Option Plan which allow the Committee broad flexibility to use a wide range of stock-based performance awards.

     The Committee annually awards SARs and stock options to buy Company Common Stock, both of which have value only to the extent the market price of the Company's Common Stock increases after the date of an award. The Committee also from time to time awards restricted stock, which increases or decreases in value to the same extent as the Company's Common Stock. Dividends are paid on restricted stock and on the shares held for employees (including executive officers) in various employee benefit plans, so executive officers benefit directly from dividends paid on the Company's Common Stock.

     During fiscal 1999, the Committee awarded to each named executive officer options to buy stock in the future at the market price on the award date. The Committee also awarded to Mr. Kennedy and Mr. Ackerman an equal number of SARs with the same exercise price. The

Committee also awarded 4,925 shares of restricted stock to Mr. Kennedy, because the combination of his base salary (frozen at the 1996 level) and maximum At Risk Award (limited to 50% of his base salary) would have left him undercompensated in the Committee's opinion. The Committee also awarded 664 shares of restricted stock to Mr. Ackerman for the same reason. None of the options or SARs awarded can be exercised for at least one year after the award date, and all of them expire no later than 10 years after the award date. Awards to the named executive officers are shown on the Option/SAR Grants in Fiscal 1999 table on page 13.

     As a general rule, the Committee uses the prior year's grant as the starting point for determining each subsequent year's grant. The Committee changes the size of grants as (1) participants are promoted to new positions,
(2) surveys indicate that stock options should be adjusted, or (3) depending on the Committee's perception of individual and Company performance. For example, in early fiscal 1999, the Committee reduced the number of SARs and options awarded to Mr. Kennedy from 150,000 each to 120,000 each in light of the Committee's review of the Company's performance in fiscal 1998.

  Benefits Based on Retirement, Death, or Change in Control

     Benefits based on retirement, death, or change in control are payable under various arrangements which are applicable to the named executive officers (as well as other core employees). The Committee is not generally authorized to amend such arrangements, but makes recommendations to the Board of Directors to amend such plans. The following Committee recommendations were adopted by the Board of Directors in fiscal 1999.

     The Committee recommended a totally new form for the Company's Change in Control Agreements, last updated in the early 1990s. The primary reason for the change was to reduce the likelihood of negative tax consequences to the Company and the officers who signed the agreement. At the same time, special change in control benefits formerly provided for under the Executive Retirement Plan were eliminated, again to avoid negative tax consequences. The Executive Retirement Plan was also amended to shorten the period within which an executive vests in the portion of the Executive Retirement Plan benefit resulting from Internal Revenue Code limitations and/or participation in the Deferred Compensation Plan. Formerly, this portion of the benefit did not reflect the intent of the Committee which was to vest such benefits at 5 years of service. Instead, without the amendment, certain benefits would have been forfeited if the officer left the Company for any reason before age 55.

     Other than the plan changes described above, neither the Company nor the Committee made any other material changes in any of the plans described in this section, nor any material changes in any of the "miscellaneous minor perquisites and personal benefits" discussed in footnote (1) of the Summary Compensation Table on page 12.

  Compensation of Chief Executive Officer

     The basis for Mr. Kennedy's fiscal 1999 base salary and At Risk Program award, including the Committee's goals and methodology, are discussed earlier in this report under the heading Base Salary and Annual At Risk Incentive and Bonus. The basis for Mr. Kennedy's other fiscal 1999 longer-term incentive awards are discussed earlier in this report under the heading Stock Options, SARs and Restricted Stock.

     Based on a survey completed by an independent compensation consulting firm in the first quarter of fiscal 2000, total direct compensation earned by the four principal executive officers of the Company -- Messrs. Kennedy, Ackerman, Hare and David F. Smith who became President of National Fuel Gas Distribution Corporation on July 1, 1999 -- equated to the 73rd percentile of the compensation packages earned by officers in a 10 company peer group selected for the survey. In light of the Company's performance in fiscal 1999, the Committee believes this level of executive compensation is appropriate.

  Policy With Respect to Qualifying Compensation Paid to Executive Officers For Deductibility Under Section 162(m) of the Internal Revenue Code

     The Committee intends that, whenever reasonably possible, compensation paid to its managers, including its executive officers, should be deductible for federal income tax purposes. Compensation paid under the At Risk Program qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Committee may vote to award compensation, especially to a chief executive officer, that is not fully deductible, if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

                                             COMPENSATION COMMITTEE

                                             GEORGE L. MAZANEC, CHAIRMAN
                                             ROBERT T. BRADY
                                             EUGENE T. MANN

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information with respect to compensation paid by the Company and its subsidiaries for services rendered during the last three fiscal years to the Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended September 30, 1999 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                              ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                                     -------------------------------------   ----------------------------------------
                                                                                       AWARDS               PAYOUTS
                                                                             --------------------------   -----------
                                                                                             SECURITIES
                                                              OTHER ANNUAL    RESTRICTED     UNDERLYING                  ALL OTHER
NAME AND PRINCIPAL          FISCAL      BASE                   COMPENSA-         STOCK        OPTIONS/       LTIP        COMPENSA-
POSITION                     YEAR    SALARY ($)   BONUS ($)   TION ($)(1)    AWARDS ($)(2)    SARS (#)    PAYOUTS ($)   TION ($)(3)
------------------          ------   ----------   ---------   ------------   -------------   ----------   -----------   -----------
Bernard J. Kennedy........   1999     $848,150           0         0           $241,017       240,000      $424,000      $226,326
Chairman of the Board        1998      848,150           0         0            210,966       300,000       424,000       248,284
of Directors, Chief          1997      848,150           0         0            251,003       300,000       424,000       232,289
Executive Officer
Philip C. Ackerman........   1999      495,000           0         0             32,495       160,000       247,500       118,677
President of the             1998      470,000           0         0                  0       200,000       225,000       105,849
Company and President        1997      470,000           0         0                  0       160,000       225,000        88,497
of Certain Subsidiaries
Richard Hare..............   1999      370,000           0         0                  0        25,000        65,000        76,583
President of National        1998      370,000           0         0                  0        60,000        67,500        73,865
Fuel Gas Supply              1997      370,000           0         0                  0       100,000        70,000        70,655
Corporation
Gerald T. Wehrlin.........   1999      237,000     100,000         0                  0        25,000             0        54,340
Controller of the            1998      229,000      90,000         0                  0        25,000             0        50,116
Company, Senior              1997      220,750      50,000         0                  0        22,000             0        43,067
Vice President of
National Fuel Gas
Distribution Corporation,
and Vice President of
Horizon Energy
Development, Inc.
Bruce H. Hale.............   1999      227,000     100,000         0                  0        25,000             0        62,980
Senior Vice President of     1998      218,500      90,000         0                  0        25,000             0        60,007
National Fuel Gas Supply     1997      208,250      50,000         0                  0        22,000             0        55,071
Corporation and Vice
President of Horizon
Energy Development, Inc.

---------------
(1) Excludes perquisites or personal benefits because, for each named executive officer, the cost to the Company of all such items was less than $50,000 and less than 10% of that executive's base salary and bonus, if any, for each fiscal year listed.

(2) The dollar values shown in the Restricted Stock Awards column are based on the fair market value of the Company's Common Stock on the date of the restricted stock award. Restricted shares may not be transferred or pledged, but such Company-imposed restrictions lapse with the passage of time and continued employment with the Company.

     As of September 30, 1999, the aggregate number of unvested shares of restricted stock held by each named executive officer and the aggregate fair market value of such shares using a closing market price as of September 30, 1999 of $47.1875 are as follows: for Mr. Kennedy, 34,085 shares ($1,608,386); Mr. Ackerman, 10,250 shares ($483,672); Mr. Hare,
     8,984 shares ($423,933); and Mr. Hale, 7,500 shares ($353,906). Dividends are paid on all shares of restricted stock.

     Mr. Kennedy's restricted stock awards reported in the table may vest, in whole or in part, in under three years from the date of grant, together with their vesting schedule, as follows: For fiscal 1999, 4,925 restricted shares were granted on 12/9/99 for performance in fiscal 1999. For fiscal 1998, 4,580 restricted shares were granted on 12/10/1998 for performance in fiscal 1998. Vesting restrictions on Mr. Kennedy's fiscal 1999 and fiscal 1998 awards lapse on the first January 15 which occurs after the year in which Mr. Kennedy retires as an officer of the Company. These shares do not vest if both his employment and Directorship with the Company and its subsidiaries terminate for any reason prior to the expiration of vesting restrictions, unless such termination is on account of death, disability or retirement. For fiscal 1997, 5,609 restricted shares were granted on 12/11/1997 for performance in fiscal 1997. The restrictions on these shares will expire on the earlier of December 11, 2000, or his death, but do not expire if he terminates his services as director prior to December 11, 2000, for reasons other than death.

     Mr. Ackerman was awarded 664 shares of restricted stock on 12/9/99 for performance in fiscal 1999. Vesting restrictions lapse on the first January 15 which occurs after the year in which Mr. Ackerman retires as an officer of the Company. These shares do not vest if both his employment and Directorship with the Company and its subsidiaries terminate for any reason prior to the expiration of vesting restrictions, unless such termination is on account of death, disability or retirement.

(3) In fiscal 1999, the Company paid, contributed or accrued for Messrs. Kennedy, Ackerman, Hare, Wehrlin, and Hale $0, $8,572, $8,572, $8,572 and $8,572, respectively, under the Tax-Deferred Savings Plan; $97,362, $35,289, $18,812, $11,513 and $10,876, respectively, under the Tophat Plan which pays all participants a sum intended to replace amounts which they will not receive as Company-matching contributions under the Tax-Deferred Savings Plan as a result of tax law limits or other tax considerations; $0, $5,086, $5,206, $3,721 and $2,565, respectively, under a program that passes through to employees the Company's tax savings associated with payment of dividends on Employee Stock Ownership Plan shares; $36,782, $13,941, $12,536, $14,030 and $5,900, respectively, as above-market interest under the Deferred Compensation Plan (which amount, in the case of Mr. Hale, could be forfeited); and $92,182, $55,789, $31,457, $16,504 and $35,067 respectively, as the dollar value of split-dollar or other life insurance benefits paid for by the Company.

STOCK OPTION GRANT TABLE

     The following table sets forth information with respect to options to purchase shares of Common Stock and Stock Appreciation Rights ("SARs") awarded during fiscal 1999 to the named executive officers pursuant to plans approved by the Company's stockholders.

                      OPTION/SAR GRANTS IN FISCAL 1999 (1)
--------------------------------------------------------------------------------

                                       INDIVIDUAL GRANTS
                         ----------------------------------------------
                                           PERCENT OF TOTAL
                            NUMBER OF        OPTIONS/SARS     EXERCISE
                           SECURITIES         GRANTED TO       OR BASE
                           UNDERLYING         EMPLOYEES       PRICE PER                 GRANT DATE
                          OPTIONS/SARS        IN FISCAL         SHARE     EXPIRATION      PRESENT
NAME                       GRANTED(#)            YEAR          ($/SH)        DATE       VALUE($)(2)
----                     ---------------   ----------------   ---------   ----------   -------------
Bernard J. Kennedy.....  120,000 options         12.6%        $46.0625     12/2008       $852,000
                         120,000 SARs            12.6%         46.0625     12/2008        852,000
Philip C. Ackerman.....  80,000 options           8.4%         46.0625     12/2008        568,000
                         80,000 SARs              8.4%         46.0625     12/2008        568,000
Richard Hare...........  25,000                   2.6%         46.0625     12/2008        177,500
                         options........
Gerald T. Wehrlin......  25,000 options           2.6%         46.0625     12/2008        177,500
Bruce H. Hale..........  25,000 options           2.6%         46.0625     12/2008        177,500

---------------
(1) The options and SARs shown on this table were granted under the 1997 Award and Option Plan and can be exercised at any time during the nine years preceding the expiration date if the holder remains with the Company. These options and SARs terminate upon termination of employment, except that upon termination of employment for any reason other than discharge for cause or voluntary resignation prior to age 60, most of such options and SARs may be exercised within five years after termination of employment. Payment of the exercise price may be in cash or by tendering shares of Company Common Stock.

(2) This column shows the hypothetical value of these options and SARs according to a binomial option pricing model. The assumptions used in this model for the options granted in fiscal 1999 were: quarterly dividend yield of .9769%, an annual standard deviation (volatility) of 18.86%, a risk-free rate of 4.49%, and an expected term before exercise of 5 years. Whether the assumptions used will prove accurate cannot be known at the date of grant. The model produces a value based on freely tradable securities, which the options and SARs are not. The holder can derive a benefit only to the extent the market value of Company Common Stock is higher than the exercise price at the date of actual exercise.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to stock option and SAR exercises during fiscal 1999 and the number and value of unexercised options and SARs at September 30, 1999.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1999
                  AND OPTION/SAR VALUES ON SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                   NUMBER OF SECURITIES
                                 NUMBER OF                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 SECURITIES                           OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                                 UNDERLYING                         FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)(2)
                                OPTIONS/SARS       VALUE        ---------------------------   ---------------------------
             NAME               EXERCISED(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ------------   --------------   -----------   -------------   -----------   -------------
Bernard J. Kennedy............     26,000         512,468        1,118,421       240,000      12,994,949       217,500
Philip C. Ackerman............     21,079         480,791          640,085       160,000       7,106,147       145,000
Richard Hare..................          0               0          215,662        25,000       2,004,689        22,656
Gerald T. Wehrlin.............      5,588         118,468          109,000        25,000       1,119,094        22,656
Bruce H. Hale.................          0               0           86,000        25,000         812,437        22,656

---------------
(1) Market value of stock at exercise less exercise price or base price.

(2) Market value of stock at fiscal year-end less exercise price or base price.

LONG-TERM INCENTIVE PLAN AWARD TABLE

     The following table sets forth information with respect to long-term incentive plan awards made during fiscal 1999 to the named executive officers pursuant to the At Risk Program.

               LONG-TERM INCENTIVE PLAN -- AWARDS IN FISCAL 1999
--------------------------------------------------------------------------------

                                                            ESTIMATED FUTURE PAYOUTS UNDER
                                                            NON-STOCK PRICE-BASED PLANS(1)
                                 PERFORMANCE PERIOD    ----------------------------------------
             NAME                 UNTIL MATURATION     THRESHOLD($)    TARGET($)    MAXIMUM($)
             ----               ---------------------  -------------   ----------   -----------
Bernard J. Kennedy............  2 years ended 9/30/99  0                424,000       424,000
Philip C. Ackerman............  2 years ended 9/30/99        0          235,000       248,000
Richard Hare..................  2 years ended 9/30/99  0                 37,000        74,000

---------------
(1) This table describes the sole At Risk Program opportunity which was made to executive officers in fiscal 1999 based on the rolling two-year average of performance in fiscal 1998 and fiscal 1999. The actual amounts awarded and paid for fiscal 1999 under the At Risk Program are shown in the Summary Compensation Table on page 12 in the LTIP Payouts column.

REPORT ON REPRICING OF OPTIONS/SARS

     The Company did not reprice any stock options or SARs in fiscal 1999.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly cumulative stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Standard & Poor's Utilities Index ("S&P Utilities") for a period of five years commencing September 30, 1994, and ended September 30, 1999.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*

                             FISCAL YEARS 1995-1999

[FIVE-YEAR COMPARISON]

* Assumes $100 invested on September 30, 1994, and reinvestment of dividends.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     Mr. Kennedy entered into an employment agreement with the Company on September 17, 1981, which was most recently extended as of September 1, 1999. The agreement is effective until September 1, 2002, subject to earlier termination in the event of his death or disability. The agreement preserves, as a minimum level of compensation, monthly compensation levels as are in effect from time to time.

     Messrs. Ackerman, Hare, Wehrlin, and Hale entered into Employment Continuation and Noncompetition Agreements with the Company dated December 11, 1998 that are to become effective in the event of a defined change of control of the Company. They preserve as a minimum, for the three years following such change of control, the annual salary levels and employee benefits as are then in effect for these executives and provide that, in the event of certain terminations of employment, these executives shall receive severance payments up to 1.99 times their respective annual base salaries and annual bonuses prior to termination. If an executive elects to be bound by the Noncompetition part of the agreement, an additional payment of 1.00 times salary and annual bonus prior to termination will be made. In addition, executives shall receive continuation of certain employee benefits for three years or receipt of the value of such benefits, minus amounts earned through other employment over such three-year period.

     Also, in the event of a defined change in control, these executives shall receive the above-market rate interest on their deferrals under the Deferred Compensation Plan, which otherwise would have been forfeited. At September 30, 1999, the above-market rate interest account balance for each of the named executive officers were as follows: $217,559 for Mr. Kennedy, $89,835 for Mr. Ackerman, $79,603 for Mr. Hare, $98,344 for Mr. Wehrlin and $47,084 for Mr. Hale.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

     The following table shows annual 50% joint and survivor life annuity total benefits payable under the Retirement Plan plus the Executive Retirement Plan to eligible officers retiring on the later of the normal retirement age of 65 or their current age with a spouse of the same age. Forms of benefit payment other than the 50% joint and survivor life annuity, or retirement at an age earlier than 65, would result in different annual benefits to eligible officers.

                    ESTIMATED ANNUAL RETIREMENT BENEFITS
  FIVE-YEAR       FOR YEARS OF BENEFIT SERVICE CREDITED(1)
FINAL AVERAGE   ---------------------------------------------
SALARY(2)(3)       25         30          35           40
-------------      --         --          --           --
 $  300,000     $124,491   $149,389   $  166,674   $  183,960
    700,000      296,472    355,766      396,099      436,431
  1,100,000      468,453    562,143      625,523      688,903
  1,500,000      640,434    768,521      854,948    1,263,771
  1,900,000      812,415    974,898    1,084,372    1,552,971

---------------
(1) The service credited for retirement benefit purposes to the officers named in the Summary Compensation Table, as of September 30, 1999, is as follows:
    Mr. Kennedy, 40 years; Mr. Ackerman, 31 years, 2 months; Mr. Hare, 24 years; Mr. Wehrlin, 23 years, 1 month; Mr. Hale, 28 years, 3 months.

(2) Compensation covered for retirement benefit purposes is more than the amounts appearing in the three "annual compensation" columns of the Summary Compensation Table on page 12, because of the inclusion of At Risk Program awards, some restricted stock and other lump sum compensation payments. Accordingly, the covered current compensation as of September 30, 1999, is as follows: Mr. Kennedy, $1,513,167; Mr. Ackerman, $774,995; Mr. Hare, $435,000; Mr. Wehrlin, $337,000; and Mr. Hale, $327,000.

(3) Benefits described in this table reflect a partial offset for Social Security benefits.

                   2.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     At the 2000 Annual Meeting, stockholders will be asked to appoint PricewaterhouseCoopers LLP independent accountants for the Company's fiscal year ending September 30, 2000 ("fiscal 2000"). If appointed, PricewaterhouseCoopers LLP will examine the financial statements of the Company and its subsidiaries and report upon the annual consolidated financial statements for fiscal 2000.

     Representatives of that firm have regularly attended the Company's annual meetings and one is expected to be available this year. This representative shall have the opportunity to make a statement, if he or she desires, and is expected to respond to questions, if any.

     The affirmative vote of a majority of the votes cast with respect to the appointment of independent accountants by the holders of shares of Common Stock entitled to vote is required for the appointment of PricewaterhouseCoopers LLP as independent accountants.

     If the necessary votes are not received, or if PricewaterhouseCoopers LLP declines to accept or otherwise becomes incapable of accepting or exercising the appointment, or its services are otherwise discontinued, the Board of Directors will appoint other independent accountants.

Unless they are otherwise directed by the stockholders, the Proxies intend to vote for the appointment of PricewaterhouseCoopers LLP as independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS APPOINTMENT.

       3.  APPROVAL OF THE ANNUAL AT RISK COMPENSATION INCENTIVE PROGRAM

     Since 1993, a key component of the Company's executive compensation package has been the performance-based compensation paid in accordance with the Company's Annual At Risk Compensation Incentive Program ("AARCIP"). The Company is now seeking the stockholder approval necessary to receive the full tax benefit of continuing to pay that performance-based compensation.

BACKGROUND.

     The AARCIP is described in the "Administrative Rules With Respect to At Risk Awards Under the 1993 Award and Option Plan," which the stockholders approved at the 1995 Annual Meeting. Under the AARCIP, cash is payable to eligible employees based on the extent of attainment over a Performance Period of Performance Goals, all as specified and judged by the Compensation Committee in its discretion ("At Risk Awards"). An At Risk Award is one of the several types of awards which the Compensation Committee can make under the authority of the 1993 Award and Option Plan (the "1993 Plan"), which the stockholders approved at the 1993 Annual Meeting.

     By 1997, virtually all of the stock options authorized by the 1993 Plan had been issued. Accordingly, at the 1997 Annual Meeting, the stockholders approved the 1997 Award and Option Plan (the "1997 Plan"), which is very similar to the 1993 Plan. The purposes of both the 1993 Plan and the 1997 Plan are (i) to provide incentives to certain employees of the Company whose contributions are important to the continued success of the Company, and (ii) to enhance the Company's ability to attract and retain highly qualified persons for the successful conduct of its businesses.

     Since 1997, virtually all awards of stock options have been made under the authority of the 1997 Plan. About the only thing the 1993 Plan is still used for is At Risk Awards. The Company is now asking for approval by the stockholders, at the 2000 Annual Meeting, of Administrative Rules With Respect to At Risk Awards Under the 1997 Plan (the "2000 AARCIP"). Under the 2000 AARCIP, cash would be payable to executives based on the extent of attainment over a Performance Period of Performance Goals, all as specified and judged by the Compensation Committee in its discretion.

     In order for the Company to receive the maximum tax benefit from all amounts paid under the 2000 AARCIP (or even under a continuation of the AARCIP), stockholder approval at the 2000 Annual Meeting is necessary. Section 162(m) of the Internal Revenue Code limits the amount of individual compensation that may be deducted by an employer for tax purposes in any one fiscal year to $1 million per person, and creates an exception to the $1 million limitation for compensation which constitutes "performance-based compensation", paid as a result of the attainment of pre-established, objective performance criteria. Among other conditions, in order to be "performance-based compensation", the material terms of a performance-based plan like the AARCIP or the 2000 AARCIP must be approved by the Company's stockholders at least every five years. Consequently, some future At Risk Awards may not be deductible by the Company unless the 2000 AARCIP is approved by stockholders at the 2000 Annual Meeting.

     Therefore, in order to ensure that future At Risk Awards would constitute "performance-based compensation," and thus would be fully deductible to the Company on its federal income tax returns, stockholder approval of the AARCIP is being sought at this time. The Board of Directors of the Company has determined that approval of the 2000 AARCIP by the stockholders is in the best interests of the Company and the stockholders. The affirmative vote of a majority of the shares of Common Stock present and voting at the meeting is required for approval of the 2000 AARCIP.

SUMMARY OF THE 2000 AARCIP.

     The following is a summary of the 2000 AARCIP and the Administrative Rules implementing the 2000 AARCIP ("Rules"). A copy of the Rules accompanies this Proxy Statement as Exhibit A. The following summary is qualified in its entirety by reference to Exhibit A.

  At Risk Awards

     Under the 2000 AARCIP, At Risk Awards granted by the Committee under the 1997 Plan entitle each recipient to a cash payment based upon the extent to which Performance Goals have been attained for a specified Performance Period. No Eligible Employee may receive more than one At Risk Award in any fiscal year. An At Risk Award may be granted singly, in combination or in the alternative with other Awards granted under the 1997 Plan or awards under other Company benefit plans.

  Administration

     The 2000 AARCIP provides for administration by the Compensation Committee of the Board, or such other committee designated by the Board ("Committee"). The Committee must consist of at least two members, each of whom is an "outside director" as defined by Section 162(m) of the Internal Revenue Code and the rules, regulations and interpretations promulgated thereunder as amended from time to time ("Code").

     With respect to At Risk Awards, the Committee has full authority to: interpret the 1997 Plan and Section 162(m) of the Code to the extent not addressed by regulation, proposed regulation or publicly available interpretation of the Internal Revenue Service; determine and select Eligible Employees to receive At Risk Awards; determine the terms and conditions of an At Risk Award, including the time of making the At Risk Award, the Performance Period, Performance Goals, and levels of At Risk Awards to be earned in relation to levels of achievement of the Performance Goals; determine whether At Risk Awards are to be granted singly, in combination or in the alternative with other Awards under the 1997 Plan or awards under other Company benefit plans; grant waivers of 1997 Plan terms and conditions, provided that such waivers are not inconsistent with Section 162(m) of the Code; and accelerate the vesting, exercise or payment of any At Risk Award or the Performance Period of an At Risk Award when such action would not cause compensation paid or payable under such At Risk Award to cease to be deductible by the Company for federal income tax purposes. The Committee will also have the authority to grant At Risk Awards in replacement of Awards previously granted under the 1997 Plan or awards under any other executive compensation or stock option plan of the Company or a Subsidiary.

     Under the 2000 AARCIP, all determinations of the Committee will be made by a majority of its members, and its determinations will be final, binding and conclusive. The 2000 AARCIP authorizes the Committee, in its discretion, to delegate its authority and duties under the 1997 Plan with respect to At Risk Awards to the Company's Chief Executive Officer or to other senior officers of the Company, but only to the extent, if any, permitted by Section 162(m) of the Code.

  Eligibility for Participation

     Eligible Employees are those employees of the Company or its Subsidiaries who are expected to constitute "covered employees" within the meaning of Section 162(m) of the Code, and any other Core Employee to whom an At Risk Award has been granted by the Committee. Presently, there are approximately four Eligible Employees.

  Effective Date

     Upon approval of the 2000 AARCIP by the stockholders of the Company at the 2000 Annual Meeting, the 2000 AARCIP will become effective as of December 9, 1999.

  Objective Performance Goals

     The Performance Goals of the 2000 AARCIP are established with reference to earnings per share, subsidiary net income and customer service/other goals, and are established by the Committee for each Eligible Employee who receives an At Risk Award.

     For example, for fiscal 2000, the Committee has granted At Risk Awards pursuant to which Messrs. Kennedy, Ackerman and Hare each would have the opportunity to earn annual at risk incentive compensation equal to specified percentages of base salary, by achieving specific target Performance Goals constituting median and maximum performance, as summarized below.

     Mr. Kennedy, as Chief Executive Officer, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula) and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Ackerman, as President and Chief Financial Officer of the Company, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiaries for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Hare, as President of National Fuel Gas Supply Corporation, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiaries for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     Mr. Smith, as President of National Fuel Gas Distribution Corporation, would receive payment based upon attainment of specified levels of Company earnings per share (weighted as a specified percentage of the overall formula), specified levels of net income for the Subsidiaries for which he has responsibility (weighted as a specified percentage of the overall formula), and specified levels of satisfaction of customer service/other goals (weighted as a specified percentage of the overall formula).

     The "customer service/other goals" to be used in evaluating satisfaction of 2000 AARCIP Awards in fiscal 2000 for all recipients of At Risk Awards may include, but are not necessarily limited to: reliability, system integrity and synergism, management preparedness, profitability, meeting of budgets, nonregulated acquisitions, hedging, improving efficiency, resolving rates for gathering services, and human resources projects.

     The 2000 AARCIP provides that the maximum aggregate value of any At Risk Award to any Eligible Employee in any fiscal year will not exceed the lower of
(i) that employee's base salary for that fiscal year, or (ii) one million dollars. Under the AARCIP, such awards to an Eligible Employee were limited to 50% of that individual's base salary, but there was no absolute dollar limit. The Summary Compensation Table on page 12 shows each named executive officer's fiscal 1999 At Risk Award earned for performance in fiscal 1998 and fiscal 1999 in the "LTIP Payouts" column.

     The Committee may revise the target and maximum Performance Goals and the percentages and weightings, from time to time, provided that it is not intended that such revisions would in the aggregate make future At Risk Awards more valuable or more easily achievable than those described here.

  Grant of At Risk Awards

     The 2000 AARCIP provides that At Risk Awards may be made for each of the fiscal years of the Company commencing with fiscal 2000. The At Risk Awards for a fiscal year may be made only within the time allowed under Section 162(m) of the Code.

  Payment of At Risk Awards

     Under the 2000 AARCIP, each At Risk Award granted to an Eligible Employee will entitle such Eligible Employee to receive a cash payment based on the extent to which the Performance Goals for a particular Performance Period are attained, as specified by the Committee in the Award Notice and certified in writing by the Committee (for example, in approved Committee minutes). Cash payment will be made promptly after such certification.

  Termination of Employment, Retirement, or Death of Participant

     The 1997 Plan provides that if an Eligible Employee's employment with the Company or Subsidiary terminates for a reason other than death, disability, retirement, or any other approved reason, all unearned or unpaid At Risk Awards will be canceled or forfeited, unless otherwise provided in the Award Notice or the Rules.

     The Rules provide that if the Eligible Employee became disabled, retired or was terminated for an approved reason during a Performance Period, his participation would continue to the end of the Performance Period, and he would be paid a percentage of the amount earned proportionate to his period of active service during that Performance Period.

     If the Eligible Employee died during a Performance Period, the designated beneficiary or estate would be paid an amount proportionate to the period of active service during the Performance Period, based upon the maximum Award amount.

  Amendments to At Risk Awards

     The 2000 AARCIP provides that the Committee may at any time unilaterally amend any unearned or unpaid At Risk Award, including At Risk Awards earned but not yet paid, to the extent it deems appropriate. However, any such amendment which is adverse to the Eligible Employee requires the Eligible Employee's consent. The Committee has no authority to make any amendment which would cause compensation paid or payable under the At Risk Award to cease to be deductible by the Company for federal income tax purposes.

  Amendments to Rules

     Subject to the stockholder approval requirements of Section 162(m), the Committee may, from time to time, amend the Rules in any manner.

  Change in Control and Change in Ownership

     The 1997 Plan defines a "Change in Control" as occurring when (i) a "person" becomes the beneficial owner of 20% or more of voting control of the Company, (ii) the stockholders approve either a merger that substantially changes the stockholders' proportionate ownership of the surviving company or a transfer of substantially all of the Company's assets, or (iii) members of the "incumbent board" (including directors approved by at least 3/4 of the incumbent board) cease to constitute a majority of the Board. The 1997 Plan also defines a "Change in Ownership" as a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     If an Eligible Employee holding an At Risk Award is eligible for treatment under the Change in Control and Change in Ownership provisions of the 1997 Plan, the Rules determine the manner in which such At Risk Award will be paid to him. For purposes of making such payment, each "current Performance Period," which is a Performance Period that has commenced but has not yet ended, will be treated as terminating upon the Acceleration Date, and for each such "current Performance Period" and each "completed Performance Period," which is a Performance Period which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the Performance Goals for such period have been attained, it will be assumed that the Performance Goals have been attained at a level of 100% of each target or the equivalent thereof. If the Eligible Employee is participating in one or more "current Performance Periods," he will be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the At Risk Awards previously granted to him for each such Performance Period. Such prorated portion will be determined by multiplying 100% of the At Risk Award to the Eligible Employee by a fraction, the numerator of which is the total number of whole and partial years, with each partial year being treated as a whole year, that have elapsed since the beginning of the Performance Period, and the denominator of which is the total number of years in such Performance Period. An Eligible Employee in one or more "completed Performance Periods" will be considered to have earned and, therefore, to be entitled to receive, 100% of the At Risk Awards previously granted to him during each Performance Period.

  Savings Provision

     The Rules are intended to comply with all the applicable conditions of
Section 162(m) of the Code, so that compensation paid or payable as an At Risk Award will constitute qualified "performance-based compensation." To the extent any provision of the Rules or any action by the Committee fails to comply, such provision or action will be deemed null and void, to the extent permitted by law.

NEW PLAN BENEFITS TABLE

     For each of the named executive officers and the various indicated groups, the following table shows the amount of performance-based compensation paid under the AARCIP in 2000 for 1999 performance under the 1993 Plan (Payments in 2001 for 2000 performance are not yet determinable). The table also shows the new plan benefits resulting from Proposal 4, "Approval of Certain Amendments to the 1997 Award and Option Plan" beginning on page 22. Under Proposal 4, for each of the named executive officers and the various indicated groups, the table shows (i) the number of options, SARs and Restricted Shares which would have been granted if the 1997 Plan amendments had been adopted and approved as of October 1, 1999 or are expected to be granted under the 1997 Plan in fiscal 2000; and (ii) the number of options and SARs which have already been granted in fiscal 2000 under the 1997 Plan.

                               NEW PLAN BENEFITS
--------------------------------------------------------------------------------

                                 1993 PLAN
                                ------------                      1997 PLAN
                                   AARCIP      -----------------------------------------------
                                PERFORMANCE-                                       AWARDS
                                   BASED                         AWARDS           EXPECTED
                                COMPENSATION    DOLLAR          GRANTED         TO BE GRANTED
NAME AND POSITION                IN 2000(1)     VALUE           IN 2000          IN 2000(3)
-----------------               ------------   --------     ----------------   ---------------
Bernard J. Kennedy............    $424,000     $241,017(2)  4,925 Restricted   147,500 options
Chairman of the Board, and                                       Shares        147,500 SARs
Chief Executive Officer

Philip C. Ackerman............    $247,500     $ 32,495(2)   664 Restricted    110,000 options
President of the Company                                         Shares        110,000 SARs
and President of certain
subsidiaries

Richard Hare..................    $ 65,000             0           0           0
President of National Fuel Gas
Supply Corporation

Gerald T. Wehrlin.............    $      0             (2)         0           25,000 options
Controller of the Company and
Senior Vice President of
National Fuel Gas Distribution
Corporation

Bruce H. Hale.................    $      0             (2)         0           25,000 options
Senior Vice President of
National Fuel Gas Supply
Corporation

All current executive officers
  as a group (10 persons).....    $736,500     $371,387(2)  7,589 Restricted   467,500 options
                                                                 Shares        257,500 SARs

All non-employee directors as
  a group (7 persons) as of
  December 31, 1999...........    $      0     $       0           0           0

All employees, including all
  current officers who are not
  executive officers, as a
  group.......................     736,500     $371,387(2)  7,589 Restricted   839,900 options
                                                                 Shares        257,500 SARs

---------------
(1) At Risk Awards under the AARCIP represent cash payments made in 2000 for the 1999 Performance Period. Payments for the 2000 Performance Period under the AARCIP are not yet determinable.

(2) Dollar value of restricted shares equals fair market value at grant date. The exercise or base price of each stock option or SAR will be determined by the Committee, but will not be less than the fair market value per share of the Company's common stock on the date the option is granted.

(3) Each option entitles the holder to purchase one share of Company Common Stock subject to the provisions of the 1997 Plan. Each SAR entitles the holder to receive a payment equal to the appreciation in fair market value on the date of its exercise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

      4.  APPROVAL OF CERTAIN AMENDMENTS TO THE 1997 AWARD AND OPTION PLAN

     On December 13, 1996, the Board of Directors adopted the National Fuel Gas Company 1997 Award and Option Plan ("1997 Plan"), subject to approval by the common stockholders at the 1997 Annual Meeting. On December 9, 1999, the Board of Directors adopted amendments to the

1997 Plan, subject to approval by the common stockholders at this Annual Meeting. The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of shares of Common Stock entitled to vote is required for the adoption of the proposal. A copy of the 1997 Plan, as proposed to be amended, is attached to and incorporated in this Proxy Statement as Exhibit B.

     The Board of Directors believes that it is in the Company's best interests to approve the proposed amendments for several reasons. First, a competitive stock option plan is essential to attract and retain outstanding individuals in today's market. Second, it is expected that all of the 1,900,000 shares originally issuable under the 1997 Plan will have been granted by early 2000, and that such amount will be insufficient to satisfy anticipated option awards for fiscal 2000 and beyond. The proposed amendment would add an additional 1,900,000 shares to the 1997 Plan. Third, an amendment to eliminate the Committee's ability to reprice stock options and stock appreciation rights would prevent the Committee from increasing the value of awards which had little or no value because the Company's stock price had not increased after the award. The Company has never utilized its ability to reprice options or stock appreciation rights. Fourth, an amendment to limit the number of shares of restricted stock which can be issued in one fiscal year would prevent the Committee from using all the available shares as restricted stock awards instead of options. Fifth, an amendment broadening the group of employees who can receive stock options helps to align the interests of more employees more directly with those of the shareholders. Each of these amendments is discussed in more detail in the appropriate section(s) below.

ADMINISTRATION

     The 1997 Plan provides for administration by the Compensation Committee of the Board or another committee designated by the Board ("Committee"). The Committee is composed entirely of "Disinterested Board Members" who are not present or former employees or officers of the Company. No member of the Committee is eligible to be selected to participate in the 1997 Plan. Among the powers granted to the Committee are the authority to interpret the 1997 Plan, establish rules and regulations for its administration, select core employees of the Company and its subsidiaries to receive awards, determine the form and amount and other terms and conditions of an award, grant waivers of 1997 Plan terms and conditions, accelerate the vesting, exercise or payment of an award and take all action it deems advisable for the proper administration of the 1997 Plan. The 1997 Plan authorizes the Committee to delegate its authority and duties under the 1997 Plan, in certain circumstances, to the Chief Executive Officer and other senior officers of the Company.

ELIGIBILITY FOR PARTICIPATION

     All Core Employees (management employees selected by the Committee) of the Company or any of its 80%-or-more owned subsidiaries are eligible to be selected to participate in the 1997 Plan. The selection of Participants from among core management employees is within the discretion of the Committee. The amendments broaden the scope of people who can receive stock options beyond the "key employees" who have previously been eligible, and make it clear that "Key Management Employees" (select highly compensated employees) are the only people eligible to receive the other types of awards authorized by the 1997 Plan.

AMENDMENT OF PLAN

     The Board may suspend or terminate the 1997 Plan at any time, and may also amend the 1997 Plan at any time but, any such amendment may be subject to stockholder approval (i) at the discretion of the Board; and (ii) to the extent stockholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

SHARES AVAILABLE FOR GRANT

     The 1997 Plan authorizes the Committee to grant awards during the period from December 13, 1996 through December 12, 2006. Subject to equitable adjustment, 3,800,000 shares of Common Stock of the Company are available for grant under the 1997 Plan. These proposed amendments represent an increase in the number of available shares by 1,900,000 shares, which is less than 5% of the Company's total outstanding shares. Shares of Common Stock related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or are settled in cash in lieu of Common Stock, will again be available for grant under the 1997 Plan. Similarly, shares of Common Stock used by a Participant with the Committee's consent to pay in full or in part the purchase price of shares of Common Stock upon exercise of a stock option will again be available for grant under the 1997 Plan.

     No one Participant in the 1997 Plan may receive awards covering more than 300,000 shares of Common Stock of the Company in any fiscal year, subject to equitable adjustment.

TYPES OF AWARDS

     The 1997 Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) stock appreciation rights ("SARs"), which may be granted singly, in combination with stock options or in the alternative; (3) Common Stock of the Company, including restricted Common Stock; (4) performance units; (5) performance shares; (6) Common Stock units; and (7) any other award established by the Committee which is consistent with the 1997 Plan's purposes. Such awards may be granted singly, in combination or in the alternative, as determined by the Committee.

STOCK OPTIONS

     Under the 1997 Plan, the Committee may grant awards to Core Employees in the form of stock options to purchase shares of the Company's Common Stock. Unless the award notice provides otherwise, each option shall be exercisable in whole or in part. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise, and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Company's Common Stock on the date of the stock option's grant. Unless the award notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant. Unless the award notice provides for a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. Unless the award notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and nonqualified stock options granted in combination may be exercised separately. Any stock option grant in the form of an incentive stock option will satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"). See Federal Income Tax Treatment beginning at page 28 for a discussion of the differing federal tax treatment afforded to incentive and non-qualified stock options.

     Unless the award notice provides otherwise, any incentive stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment. Also, upon the death of any Participant while employed with the Company or within the three-month period after the date of termination of a Participant's employment, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

     Notwithstanding the above, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. In no event shall an incentive stock option be exercisable after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

     Unless the award notice provides otherwise, any non-qualified stock option, which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that, upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise as described below with respect to death and voluntary resignation after age 60. Notwithstanding the foregoing, if the Committee determines that a Participant is employed by an employer or engaged in a business that competes with the business of the Company, the Participant shall thereafter lose his or her rights to exercise any non-qualified stock options.

     Upon the death of a Participant while employed with the Company or within the period referred to below, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to below, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

     Unless the award notice provides otherwise, each non-qualified option shall first become exercisable on the first anniversary of its date of grant, or if earlier (i) on the date of the Participant's death occurring after the date of grant; (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his or her 60th birthday, after the date of grant, and before such six months; or (iii) on the date of the Participant's voluntary resignation on or after his or her 60th birthday and at least six months after the date of grant.

     In no event shall a non-qualified stock option be exercisable later than the exercise period set forth in the award notice.

     Upon exercise, the exercise price may, at the discretion of the Committee, be paid by a Participant in cash, shares of Common Stock, shares of restricted stock, a combination thereof, or such other consideration as the Committee may deem appropriate. An award may provide that a Participant who pays the option exercise price with previously-owned shares of the Company's Common Stock shall automatically be awarded a new stock option to purchase additional shares of Common Stock equal to the number of shares used to pay the exercise price. The 1997 Plan also allows for the so-called "cashless exercise" of options by payment of the exercise price using a portion of the shares otherwise receivable upon exercise of the option.

     The proposed amendments also explicitly provide that stock options will not be repriced by reducing the exercise price after the options are granted. The Company has never repriced any options, although it had the flexibility to do so. This amendment is proposed to assure that options will not be repriced in the future.

STOCK APPRECIATION RIGHTS

     The 1997 Plan authorizes the Committee to grant SARs to Key Management Employees either singly ("Independent SARs"), in combination with all or a portion of a related stock option ("Combination SARs") or in the alternative ("Alternative SARs"). A SAR is a right to receive a payment equal to the appreciation in fair market value of a stated number of shares of Common Stock from the SAR's exercise price to the fair market value on the date of its exercise.

     A Combination or Alternative SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Combination SARs may be exercised either together with the related stock option or separately. The exercise price of a Combination SAR shall be the exercise price of the related stock option, and a Combination SAR shall be exercisable only to the extent that the related stock option is exercisable. If a Participant exercises a Combination SAR or a related stock option, but not both, the other shall remain outstanding and exercisable.

     An Alternative SAR shall be exercisable to the extent its related stock option is exercisable, and the exercise price of an Alternative SAR shall be the same as the exercise price of its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Alternative SAR shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of an Alternative SAR, the related stock option shall be automatically canceled to the extent of such exercise. Unless an award notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs.

     The Committee will, with regard to an Independent SAR, determine the number of shares subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. However, the exercise price of an Independent SAR will in no event be less than the fair market value of the Common Stock on the date of the grant of the Independent SAR.

     The proposed amendments also provide that SARs will not be repriced by decreasing the SAR's exercise price. The Company has never repriced any SARs. This amendment is proposed to assure that SARs will not be repriced in the future.

STOCK AWARDS

     The 1997 Plan authorizes the Committee to grant awards to Key Management Employees in the form of shares of Common Stock, restricted shares of Common stock, and Common Stock units. Such awards will be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. During any restricted period, the Committee may grant to the Participant all or any rights of a stockholder with respect to such shares, including the rights to vote and to receive dividends. The 1997 Plan gives the Committee the discretion to accelerate the delivery of shares of such awards.

     Under the proposed amendments, the Company is limiting the number of shares of restricted stock, which can be issued in a single fiscal year, to 50,000 restricted shares. As originally adopted, the 1997 Plan would have allowed the Company to issue all the available shares as restricted stock. This amendment is proposed to assure that this could not happen.

PERFORMANCE SHARES

     The 1997 Plan allows for the grant of "performance shares". For purposes of the 1997 Plan, "performance shares" means either shares of Common Stock of the Company or units which are expressed in terms of Common Stock of the Company. Such awards will be contingent upon the attainment over a period to be determined by the Committee ("Performance Period") of certain performance or service objectives. Such objectives may be revised by the Committee during the Performance Period to take into account unforeseen events or changed circumstances. The performance or service objectives to be achieved during a Performance Period and the measure of whether and to what degree such objectives have been attained will also be determined by the Committee.

PERFORMANCE UNITS

     Awards may also be granted to Key Management Employees in the form of performance units, which are units valued by reference to criteria chosen by the Committee, other than by reference to the Company's Common Stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance. Such objectives may be revised by the Committee during the Performance

Period to take into account unforeseen events or changed circumstances. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved will be determined by the Committee. At Risk Awards are a type of performance unit.

OTHER TERMS OF AWARDS

     Awards may be paid in cash, Common Stock, a combination of cash and Common Stock, or any other form of property, and in a lump sum or in installments, as the Committee shall determine. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of such award an entitlement to receive dividends or dividend equivalents. Dividends or dividend equivalents which are not currently paid may, in the Committee's discretion, accrue interest, be reinvested in additional shares of Common Stock, or be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such award. At the discretion of the Committee, receipt of payment of a stock-based award, performance unit, dividend or dividend equivalent may be deferred by a Participant by the delivery of an irrevocable election prior to the time payment would otherwise be made.

     The 1997 Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement, or any approved reason, unless the award provides otherwise. The 1997 Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a Participant under the 1997 Plan in the event of his or her death, disability, retirement, or termination of employment for an approved reason. Forfeiture is also required if, in the opinion of the Committee, the Participant competes with the Company without its written consent, or if he or she acts in a manner inimical to the Company's best interests.

     Upon grant of any award, the Committee may, by way of an award notice or otherwise, establish such other items and conditions governing the grant of such award as are not inconsistent with the 1997 Plan. The Committee may unilaterally amend any award if such amendment is not adverse to the Participant. The Company may deduct from any payment under the 1997 Plan the amount of any applicable income and employment taxes, or may require the Participant to pay such taxes as a condition to making such payment. A Participant may pay the amount of such taxes required to be withheld from an award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such award, or by delivering to the Company, shares of Common Stock with a fair market value less than or equal to the amount of the applicable withholding taxes.

NONASSIGNABILITY

     All awards under the 1997 Plan may not be transferred (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), and during a Participant's lifetime may be exercised only by the Participant except that, unless the Committee specifies otherwise, all awards of nonqualified stock options or SARs will be transferable, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 of the Exchange Act or any successor rule or regulation,
(ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (a) there is no consideration for such transfer and (b) subsequent transfers of transferred options are prohibited (except by will or the laws of descent and distribution). Following transfer, any such options continue to be subject to the same terms and conditions as were applicable immediately prior to transfer and, except for events related to the termination of employment of the Participant, the term "Participant" will refer to the transferee.

CHANGE IN CONTROL/CHANGE IN OWNERSHIP

     In the event of a Change in Control (as defined in the 1997 Plan), a Participant whose employment is terminated within two years of the date of such event, for a reason other than death, disability, Cause (as defined in the 1997 Plan), voluntary resignations or other Good Reason (as defined in the 1997 Plan) or retirement, would be entitled to the following treatment under the 1997 Plan: (i) all of the terms and conditions in effect on any of the Participant's outstanding awards would immediately lapse; (ii) all of the Participant's outstanding awards would automatically become one hundred percent vested; (iii) all of the Participant's outstanding stock options, SARs, performance units, performance shares, and other stock-based awards would be immediately cashed out on the basis of the Change in Control Price (as defined in the Plan); and (iv) all of the Participant's outstanding performance units would be cashed out on the same basis and under the assumption that all performance criteria applicable to Performance Periods completed or partially completed had been satisfied. Such payments would be made as soon as possible, but no later than the 90th day following such event.

     The 1997 Plan also provides that upon a Change In Ownership (as defined in the 1997 Plan), all Participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated Participant under the Plan in the event of a Change in Control. The 1997 Plan defines a Change in Ownership as a change which results in the Company's Common Stock ceasing to be actively traded on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System.

ADJUSTMENT OF SHARES AVAILABLE

     In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock split or other combination, appropriate adjustment will be made by the Committee in the aggregate number of shares of Common Stock available under the 1997 Plan, the number of shares of Common Stock with respect to which awards may be granted to any Participant in any fiscal year, and the number of shares of Common Stock, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid for such shares of Common Stock.

     The 1997 Plan also provides that in the event of a merger, consolidation, reorganization of the Company with another corporation, a reclassification of the Common Stock, a spin-off of a significant asset, or other changes in the capitalization of the Company, appropriate provisions will be made for the protection and continuation of outstanding awards by either (i) the substitution of appropriate stock or other securities, or (ii) by appropriate adjustments, each as set forth under the Plan and as deemed appropriate by the Committee.

FEDERAL INCOME TAX TREATMENT

     The following is a brief summary of the federal income tax aspects of the 1997 Plan, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

     A Participant who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a Participant may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. The Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. If a Participant does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     If a Participant disposes of the shares received upon the exercise of any incentive stock option either (1) within one year of the transfer of the shares to him or her or (2) within two years after the incentive stock option was granted, the Participant will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the incentive stock option was exercised over the purchase price paid for the shares upon exercise, and (b) the amount of gain realized on the sale. Any gain realized in excess of the compensation income recognized, and any loss realized, will be long-term or short-term capital gain or loss, depending upon the length of the period the Participant held the shares. If a Participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of any incentive stock option, the Company, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, will be entitled to a deduction for an equivalent amount.

     A Participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. Subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under
Section 162(m) of the Code, the Company is entitled to a corresponding deduction for the same amount.

     The grant of an SAR will produce no federal tax consequences for the Participant or the Company. The exercise of an SAR results in taxable income to the Participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise, and, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, a corresponding deduction to the Company.

     A Participant who has been granted either performance units or performance shares expressed in the form of units of Common Stock generally will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A Participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award, and, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under
Section 162(m) of the Code, the Company will have a corresponding deduction.

     A Participant who has been granted shares of restricted stock will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the Participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction.

     The award of an outright grant of Common Stock to a Participant will produce immediate tax consequences for both the Participant and the Company. The Participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him. Subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, the Company will receive a corresponding deduction for the same amount.

MARKET PRICE OF THE COMMON STOCK

     The closing price of the Company's Common Stock reported on the New York Stock Exchange for January 6, 2000 was $46.125 per share. As of such date the aggregate market value of the shares of Common Stock underlying the additional options which would become available for issuance under the 1997 Plan was $87,637,500.

NEW PLAN BENEFITS

     Please refer to pages 21-22 for further explanation of the new plan benefits and the New Plan Benefits table respecting this Proposal 4.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                            5.  SHAREHOLDER PROPOSAL

     A shareholder has indicated that he will present the proposal set forth below for consideration by the shareholders at the Annual Meeting. The name, address and stock ownership of the shareholder will be provided by the Company's Secretary to any shareholder promptly upon receipt of any oral or written request.

     "The Stockholders recommend that the Board of Directors (1) create and appoint a committee comprised principally of unaffiliated and independent members of the public, including members of minority groups, (2) direct, empower and enable this committee to issue a plan to eliminate the impact of discrimination in employment at the Company and its subsidiaries ("NFG"), by increasing minority employment to reflect the demographic makeup of the customers, populations and places of business that NFG serves, and (3) describe the plan in the Company's proxy statement or annual report of December 2000, and describe its implementation in the following proxy statement or annual report."

SHAREHOLDER'S SUPPORTING STATEMENT:

     "NFG has never had a nonwhite officer.

     Why does this suggest that NFG has discriminated against nonwhites in its employment practices?

     NFG's principal business is its utility business. Most of the utility's customers reside in Erie and Niagara Counties, New York, or Erie County, Pennsylvania. The population of these two New York counties is approximately 13% nonwhite, and the population of this Pennsylvania county is approximately 6% nonwhite. The vast majority of the employees of NFG work for the utility.

     Many NFG employees work in Houston, Texas (Harris County). 35% of the population of Harris County, Texas is nonwhite.

     The 1990 United States census provides these county population statistics.

     If NFG's employment decisions reflected the makeup of the populations it serves, and the available workforces, and no prejudice had ever been involved, the nonwhite percentage of the full time employees of NFG would have been close to 10%, rather than less than 3%. This large shortfall cannot be mere coincidence. i.e., when corporate employment statistics deviate so substantially from what should be true in a prejudice-free environment, one can fairly conclude that the deviation results from management indifference or outright hostility.

     Why take resolution of this problem away from management and the Board? The answer is obvious -- the continued persistence of the disgraceful statistics cited strongly suggests that management and the Board have not cared about this matter, and cannot be trusted to act unless externally motivated. They have not solved the problem despite decades of opportunity.

     The federal Civil Rights Act of 1964 was enacted 35 years ago. There are many other laws concerning employment discrimination. Should not the spirit of these laws, and simple notions of decency, fairness and equal opportunity, play a more prominent role at NFG? Should not NFG take a more proactive role, before any governmental agency decides to punish NFG or before litigation (e.g., the Texaco case) occurs? Should not NFG secure the good will of politicians, regulators and the community in general, in part because NFG is heavily regulated, and faces a more competitive future?"

STATEMENT OF THE BOARD IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

     Your Board of Directors recommends that you vote "AGAINST" this proposal, which was submitted by a lawyer who was employed by the Company until his separation from the Company's utility subsidiary about 11 months ago. This shareholder's last position title with the utility from 1992 to January 1999 was "General Manager -- Finance." The Company commenced litigation against the shareholder in New York State Supreme Court, and the shareholder subsequently commenced litigation against the Company in U.S. District Court. Both lawsuits are still pending.

     The Company is committed to operating its business in full compliance with all applicable laws, including the laws relating to equal employment opportunity. The Company has a long-standing and widely disseminated policy which requires that our workplace be free from discrimination based on race, color, gender, national origin, age or disability. The Company believes that creating and maintaining a diverse workforce makes good business sense and is a critical component of being successful in the competitive deregulated environment. Recruiting and retaining a diverse workforce is a priority for the Company. The Company has an extensive outreach program designed to ensure that the applicants reflect talent from all segments of the American workforce, including those in the many communities we serve.

     The proposal as submitted materially understates the "nonwhite" representation in the Company's U.S. full-time regular work force. The proposal as submitted also materially overstates the "nonwhite" population in the Company's utility service territory.

     We continue to strive to make sure that (i) minority individuals and organizations become aware of our employment opportunities, and (ii) all applicants have an equal opportunity, regardless of race or ethnic origin, to apply for employment and be evaluated objectively. Therefore, we believe that the additional committee, procedures, plan and report suggested in the proposal are unnecessary.

       YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company and written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with during fiscal 1999.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the meeting except as set forth above. However, if any other business is properly brought before the meeting, or any adjournment thereof, the Proxies will vote in regard thereto according to their discretion.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals that security holders intend to present at the 2001 Annual Meeting of Stockholders must be received by the Secretary at the principal offices of the Company no later than September 18, 2000, in order to be considered for inclusion in the Company's proxy statement and proxy for that meeting. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 under the Securities Exchange Act, for consideration at the 2001 Annual Meeting of Stockholders, shall be considered untimely unless received by the Secretary at the Company's principal office no later than September 26, 2000.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                                   ANNA MARIE CELLINO
                                                   Secretary

January 14, 2000

                                                                       EXHIBIT A

                      ADMINISTRATIVE RULES WITH RESPECT TO
              AT RISK AWARDS UNDER THE 1997 AWARD AND OPTION PLAN

1. DEFINITIONS

     As used with respect to At Risk Awards, the following terms shall have the following meanings:

     (a) "At Risk Award" means an award granted by the Committee to a Participant under the 1997 Plan, and entitling the Participant to a cash payment based upon the extent to which specified Performance Goals are attained for a specified Performance Period, pursuant to such terms and conditions as the Committee may establish in an Award Notice. No Eligible Employee may receive more than one At Risk Award under the 1997 Plan in any fiscal year. In no event will the maximum value of any At Risk Award to any Eligible Employee in any fiscal year exceed the lower of (i) that employee's base salary for that fiscal year, or (ii) one million dollars. An At Risk Award may be granted singly, in combination or in the alternative with other Awards granted under the 1997 Plan or other Company benefit plans.

     (b) "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board as authorized to administer the 1997 Plan with respect to At Risk Awards. The Committee shall consist of not less than two members, each of whom shall be "outside directors" as defined by
Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time.

     (c) "Eligible Employee" means those employees of the Company or its Subsidiaries who are expected to constitute "covered employees" within the meaning of Section 162(m) of the Code for the applicable fiscal year(s), and any other Key Management Employee to whom an At Risk Award has been granted by the Committee.

     (d) "Performance Period" means the period established by the Committee in the Award Notice, for measurement of the extent to which a Performance Goal has been satisfied.

     (e) "Performance Goal" means the performance objectives of earnings per share, Subsidiary net income and customer service/other goals, established by the Committee for each Eligible Employee who receives an At Risk Award.

     (f) "1997 Plan" means the National Fuel Gas Company 1997 Award and Option Plan as approved by the stockholders at the 1997 Annual Meeting of Stockholders, as amended from time to time.

2. ADMINISTRATION

     Within the limits of the 1997 Plan, with respect to At Risk Awards the Committee is given full authority to (a) make reasonable, good faith interpretations of the Plan and of Section 162(m) of the Code, to the extent not addressed by regulation, proposed regulation or publicly available interpretation of the Internal Revenue Service; (b) determine who shall be Eligible Employees and select Eligible Employees to receive At Risk Awards; (c) determine all the other terms and conditions of an At Risk Award, including the time or times of making At Risk Awards to Eligible Employees, the Performance Period, Performance Goals, and levels of At Risk Awards to be earned in relation to levels of achievement of the Performance Goals, and such other measures as may be necessary or desirable to achieve the purposes of the 1997 Plan; (d) determine whether At Risk Awards are to be granted singly, in combination or in the alternative with other Awards under the 1997 Plan or awards under other Company benefit plans; (e) grant waivers of 1997 Plan terms and conditions, provided that any such waiver shall not be inconsistent with Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time; and (f) accelerate the vesting, exercise or payment of any At Risk Award or the Performance Period of an At Risk Award when any such action would not cause compensation paid or payable under such At Risk Award to cease to be deductible by the Company for federal income tax purposes. The Committee shall also have the authority to grant At Risk Awards in replacement of Awards previously granted under the 1997 Plan or awards under any other executive compensation or stock option plan of the Company or a Subsidiary.

     All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the 1997 Plan with respect to At Risk Awards to the Company's Chief Executive Officer or to other senior officers of the Company, but only to the extent, if any, permitted by Section 162(m) of the Code and notwithstanding any other provision of the 1997 Plan or an Award Notice, under such conditions as the Committee may establish.

3. GRANT OF AT RISK AWARDS

     At Risk Awards may be made for each of the fiscal years of the Company commencing with the 2000 fiscal year; provided, however, that At Risk Awards for a fiscal year may only be made within the time allowed under Section 162(m) of the Code and the rules, regulations and interpretations promulgated thereunder, as amended from time to time, applicable to such fiscal year.

4. PAYMENT OF AT RISK AWARDS

     Each At Risk Award granted to an Eligible Employee shall entitle such Eligible Employee to receive a cash payment based upon the extent to which such Eligible Employee's Performance Goals for a particular Performance Period are attained, as specified by the Committee in the Award Notice and certified in writing by the Committee that such Eligible Employee's Performance Goals have been attained. Payment of earned At Risk Awards shall be made in cash promptly after such certification.

5. TERMINATION OF EMPLOYMENT, RETIREMENT, OR DEATH OF PARTICIPANT

     (a) General Rule. Subject to Section 16 of the 1997 Plan, if an Eligible Employee's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unearned or unpaid At Risk Awards shall be canceled or forfeited as the case may be, unless otherwise provided in this Section or in the Eligible Employee's Award Notice.

     (b) In the event of the disability, retirement or termination for an approved reason of an Eligible Employee during a Performance Period, his participation shall be deemed to continue to the end of the Performance Period, and he shall be paid a percentage of the amount earned, if any, according to the terms of the At Risk Award, proportionate to his period of active service during that Performance Period.

     (c) In the event of the death of an Eligible Employee during a Performance Period, the Eligible Employee's designated beneficiary (or if none, then the Eligible Employee's estate) shall be paid an amount proportionate to the period of active service during the Performance Period, based upon the maximum amount which could have been earned under the At Risk Award.

6. AMENDMENTS TO AT RISK AWARDS

     The Committee may, at any time, unilaterally amend any unearned or unpaid At Risk Award, including At Risk Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Eligible Employee shall require the Eligible Employee's consent; and provided further, however, that the Committee shall have no authority to make any amendment which would cause compensation paid or payable under the At Risk Award to cease to be deductible by the Company for federal income tax purposes.

7. AMENDMENT TO RULES

     Subject to the stockholder approval requirements of Section 162(m) of the Code, the Committee may, from time to time, amend these Administrative Rules with respect to At Risk Awards in any manner.

8. CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

     If an Eligible Employee holding an At Risk Award is eligible for treatment under Section 25 of the 1997 Plan, the provisions of this paragraph shall determine the manner in which such At Risk Award shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a Performance Period which period has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a Performance Period which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the Performance Goals for such period have been attained), it shall be assumed that the Performance Goals have been attained at a level of 100% or the equivalent thereof. If the Eligible Employee is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the At Risk Awards previously granted to him for each such Performance Period. Such prorated portion shall be determined by multiplying 100% of the At Risk Award granted to the Eligible Employee by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the Performance Period, and the denominator of which is the total number of years in such Performance Period. An Eligible Employee in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive 100% of the At Risk Awards previously granted to him during each Performance Period.

9. SAVINGS PROVISION

     These Administrative Rules with respect to At Risk Awards are intended to comply with all the applicable conditions of Section 162(m) of the Code, so that compensation paid or payable hereunder shall constitute qualified "performance-based compensation" thereunder. To the extent any provision of these Administrative Rules with respect to At Risk Awards or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

10. EFFECTIVE DATE

     Upon approval by the stockholders of the Company as required by Section 162(m) of the Code, these Administrative Rules with respect to At Risk Awards shall become effective as of December 8, 1999.

                                                                       EXHIBIT B

                           NATIONAL FUEL GAS COMPANY
                           1997 AWARD AND OPTION PLAN

1. PURPOSE

     The purpose of the Plan is to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Core Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

2. DEFINITIONS

     2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or (ii) with respect to a Participant who is eligible for treatment under paragraph 25 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

     2.2 "Award" means any form of stock option, stock appreciation right, Restricted Stock, performance unit, performance share or other incentive award granted by the Committee to a Participant under the Plan pursuant to such terms and conditions as the Committee may establish. An Award may be granted singly, in combination or in the alternative.

     2.3 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     2.4 "Board" means the Board of Directors of the Company.

     2.5 "Cause" means (i) the willful and continued failure by a Core Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Core Employee in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

     2.6 "Change in Control" shall be deemed to have occurred at such time as
(i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or (ii) approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of Common Stock hold at least a majority of the common stock of the corporation which owns all of the Common Stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(iii) individuals who constitute the Board on January 1, 1997 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

     2.7 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Ownership occurs.

     2.8 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.10 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan. The Committee shall consist of not less than two (2) members of the Board, each of whom shall be a Disinterested Board Member. A "Disinterested Board Member" means a member who (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

     2.11 "Common Stock" means the common stock of the Company.

     2.12 "Company" means National Fuel Gas Company.

     2.13 "Core Employee" means an officer or other core management employee of the company or a Subsidiary as determined by the Committee. Every Key Management Employee is also a Core Employee.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.15 "Fair Market Value" of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities for that date (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

     2.16 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change could cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or (iii) reduction in the Participant's total compensation or benefits or any component thereof, provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

     2.17 "Key Management Employee" means a management employee of the Company or a Subsidiary (i) who has significant policymaking responsibilities, and (ii) whose current base salary at the time an Award is issued is among the highest two percent (2%) of the current base salaries of all the employees of the Company or any Subsidiary, all as determined by the Committee.

     2.18 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

     2.19 "Plan" means the National Fuel Gas Company 1997 Award and Option Plan.

     2.20 "Restricted Stock" means an Award granted pursuant to paragraph 10 hereof.

     2.21 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

     2.22 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3. ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper administration of the Plan; (c) select Key Management Employees and Core Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Restricted Stock, performance unit, performance share, or other incentive award established by the Committee in accordance with (h) below, the number of shares or Units subject to the Award, all the terms and conditions of an Award, including the time and conditions of exercise or vesting; (e) determine whether Awards would be granted singly, in combination or in the alternative; (f) grant waivers of Plan terms and conditions, provided that any such waiver granted to an executive officer of the Company shall not be inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting, exercise or payment of any Award or the performance period of an Award when any such action would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.2 hereof, which the Committee determines are consistent with the Plan's purposes; and (i) take any and all other action it deems advisable for the proper administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation or stock option plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company to the extent permitted by Section 16 of the Exchange Act and notwithstanding any other provision of this Plan or an Award Notice, under such conditions as the Committee may establish; provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are subject to Section 16 of the Exchange Act.

4. ELIGIBILITY

     Any Core Employee is eligible to become a Participant of the Plan who receives Stock Options only. A Key Management Employee is also eligible to become a Participant of the Plan who receives other awards under the Plan.

5. SHARES AVAILABLE

     (a) The maximum number of shares of Common Stock, $1.00 par value, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 3,800,000; subject to adjustment as provided in paragraph 18. Awards covering no more than 300,000 shares of Common Stock of the Company may be granted to any Participant in any fiscal year subject to adjustment as provided in paragraph 18.

     (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan, provided, however, that if dividends or dividend equivalents pursuant to paragraph 14, or other benefits of share ownership (not including the right to vote the shares) have been received by the Participant in respect of an Award prior to such termination, settlement or exchange, the shares which were the subject of the Award shall not again be available for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which an Alternative SAR has been exercised and paid in cash shall again be available for grant under the Plan. Shares to which independent or combination SARs relate shall not count against the 3,800,000 share limit set forth in this paragraph 5.

     (c) The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6. TERM

     The Plan shall become effective as of December 13, 1996 subject to its approval by the Company's stockholders at the 1997 Annual Meeting of Stockholders and subject to the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. No Awards shall be exercisable or payable before these approvals of the Plan have been obtained and all Awards made prior to approval of the Plan by the Company's stockholders and approval of the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, are contingent upon such approval. Awards shall not be granted pursuant to the Plan after December 12, 2006.

7. PARTICIPATION

     The Committee shall select Participants, determine the type of Awards to be made, and establish in the related Award Notices the applicable terms and conditions of the Awards in addition to those set forth in this Plan and the administrative rules issued by the Committee.

8. STOCK OPTIONS

     (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

     (b) Terms and Conditions of Options. Unless the Award Notice provides otherwise, an option shall be exercisable in whole or in part. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option's grant. The Committee shall not have the authority to decrease such price after the date of the stock option's grant, except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). An Award Notice evidencing a stock option may, in the discretion of the Committee, provide that a Participant who pays the option price of a stock option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate. Unless the Award Notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant, and each non-qualified stock option shall first become exercisable on the first anniversary of its date of grant, or, if earlier (i) on the date of the Participant's death occurring after the date of grant, (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months, or (iii) on the date of the Participant's voluntary resignation on or after his 60th birthday and at least six months after the date of grant. Unless the Award Notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and non-qualified stock options granted in combination may be exercised separately.

     (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with
Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Unless the Award Notice provides a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. The number of shares of Common Stock that shall be available for incentive stock options granted under the Plan is 3,800,000.

     (d) Exercise of Option. Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, shares of Restricted Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. The Committee, in its sole discretion, may establish procedures whereby a Participant to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

9. STOCK APPRECIATION RIGHTS

     (a) Grants and Valuation. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs may be granted singly ("Independent SARs"), in combination with all or a portion of a related stock option under the Plan ("Combination SARs"), or in the alternative ("Alternative SARs"). Combination or Alternative SARs may be granted either at the time of the grant of related stock options or at any time thereafter during the term of the stock options. Combination SARs shall be subject to paragraph 9(b) hereof. Alternative SARs shall be subject to paragraph 9(c) hereof. Independent SARs shall be subject to paragraph 9(d) hereof. Unless this Plan or the Award Notice provides otherwise, SARs shall entitle the recipient to receive a payment equal to the appreciation in the Fair Market Value of a stated number of shares of Common Stock from the award date to the date of exercise. Once a SAR has been issued, the Committee shall not reprice the SAR by changing the initial Fair Market Value from which the payment is calculated except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). In the case of SARs granted in combination with, or in the alternative to, stock options, the appreciation in value is from the option price of such related stock option to the Fair Market Value on the date of exercise of such SARs. Unless this Plan or the Award Notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs, and all SARs shall be exercisable between one year and ten years and one day after the date of their award.

     (b) Terms and Conditions of Combination SARs. Both the stock options granted in conjunction with Combination SARs and the Combination SARs may be exercised. Combination SARs shall be exercisable only to the extent the related stock option is exercisable, and the base from which the value of the Combination SARs is measured at its exercise shall be the option price of the related stock option. Combination SARs may be exercised either together with the related stock option or separately. If a Participant exercises a Combination SAR or related stock option, but not both, the other shall remain outstanding and shall remain exercisable during the entire exercise period.

     (c) Terms and Conditions of Alternative SARs. Either the stock options granted in the alternative to Alternative SARs or the Alternative SARs may be exercised, but not both. Alternative SARs shall be exercisable only to the extent that the related stock option is exercisable, and the base from which the value of the Alternative SARs is measured at its exercise shall be the option price of the related stock option. If related stock options are exercised as to some or all of the shares covered by the Award, the related Alternative SARs shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of Alternative SARs as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof.

     (d) Terms and Conditions of Independent SARs. Independent SARs shall be exercisable in whole or in such installments and at such time as may be determined by the Committee. The base price from which the value of an Independent SAR is measured shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Independent SAR.

     (e) Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

10. RESTRICTED STOCK

     (a) Grants. Awards may be granted in the form of Restricted Stock. Shares of Restricted Stock shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

     (b) Award Restrictions. Restricted Stock shall be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. No more than 50,000 restricted shares may be issued in a single fiscal year. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

     (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

     (d) Evidence of Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11. PERFORMANCE UNITS

     (a) Grants. Awards may be granted in the form of performance units. Performance units shall refer to the Units valued by reference to designated criteria established by the Committee, other than Units which are expressed in terms of Common Stock.

     (b) Performance or Service Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance and/or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

12. PERFORMANCE SHARES

     (a) Grants. Awards may be granted in the form of performance shares. Performance shares shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock, including shares of phantom stock.

     (b) Performance or Service Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

13. PAYMENT OF AWARDS

     At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.

14. DIVIDENDS AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of Restricted Stock, stock options, or performance shares, or in the form of any other stock-based grant, the Committee may, at any time up to the time of payment, include as part of an Award an entitlement to receive dividends or dividend equivalents, subject to such terms and conditions as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

15. DEFERRAL OF AWARDS

     At the discretion of the Committee, the receipt of the payment of shares of Restricted Stock, performance shares, performance units, dividends, dividend equivalents, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

16. TERMINATION OF EMPLOYMENT

     (a) General Rule. Subject to paragraph 20, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid Awards shall be cancelled or forfeited as the case may be, unless otherwise provided in this paragraph or in the Participant's Award Notice. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

     (b) Incentive Stock Options. Unless the Award Notice provides otherwise, any incentive stock option which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that:

          (i) Upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment.

          (ii) Upon the death of any Participant while employed with the Company or within the three-month period referred to in paragraph 16(b)(i) above, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

     Notwithstanding anything in this paragraph 16(b) to the contrary, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. Nothing in this paragraph 16(b) shall authorize the exercise of an incentive stock option after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

     (c) Non-Qualified Stock Options. Unless the Award Notice provides otherwise, any nonqualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that:

          (i) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise pursuant to paragraph 8(b) above.

          (ii) Upon the death of a Participant while employed with the Company or within the period referred to in paragraph 16(c)(i) above, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to in paragraph 16(c)(i) above, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

     Nothing in this paragraph 16(c) shall authorize the exercise of a non-qualified stock option later than the exercise period set forth in the Award Notice.

17. NONASSIGNABILITY

     No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge, or encumbrance, except that, unless the Committee specifies otherwise, all awards of non-qualified stock options or SARs shall be transferable without consideration, subject to all the terms and conditions to which such non-qualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c), that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him.

18. ADJUSTMENT OF SHARES AVAILABLE

     (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock-split or other combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the number of shares with respect to which Awards may be granted to any Participant in any fiscal year, and the number of shares, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding Awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

     (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spinoff of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Awards by either (i) the substitution, on an equitable basis, of appropriate stock or other securities or other consideration to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Awards, the option price of outstanding stock options, the exercise price of outstanding SARs, the performance or service criteria or performance period of outstanding performance units, and the performance or service criteria or performance period of outstanding performance shares, as deemed appropriate by the Committee.

19. WITHHOLDING TAXES

     The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. Subject to the administrative guidelines established by the Committee, a Participant may pay the amount of taxes required by law to be withheld from an Award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

20. NONCOMPETITION PROVISION

     Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the deferral of any Award, dividend, or dividend equivalent under paragraph 15 hereof on a Participant's compliance with the terms of this paragraph 20, and cause such a Participant to forfeit any payment which is so deferred if the Participant fails to comply with the terms hereof.

21. AMENDMENTS TO AWARDS

     The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

22. REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

23. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Participant at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be granted an Award.

24. AMENDMENT

     The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extent that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

25. CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

     (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 25 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death;
(ii) disability entitling the Participant to benefits under his employer's long-term disability plan; (iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

     (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 25, (i) all of the terms and conditions in effect on any unexercised, unearned, unpaid or deferred Awards shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Awards on or after such date, and in no event shall any Award be forfeited on or after such date; and (iii) all of his unexercised, unvested, unearned and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately upon such date.

     (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this paragraph 25, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this paragraph 25 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this paragraph 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

     (d) Treatment of Performance Units and Performance Shares. If a Participant holding either performance units or performance shares is eligible for treatment under this paragraph 25, the provisions of this paragraph (d) shall determine the manner in which such performance units and/or performance shares shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a performance period or term of a performance unit or performance share which period or term has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a performance period or term of a performance unit or performance share which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the performance or service objectives for such period have been attained), it shall be assumed that the performance or service objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the Awards previously granted to him for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period. A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each performance period.

     (e) Valuation of Awards. If a Participant is eligible for treatment under this paragraph 25, his Awards (including those earned as a result of the application of paragraph 25(d) above) shall be valued and cashed out on the basis of the Change in Control Price.

     (f) Payment of Awards. If a Participant is eligible for treatment under this paragraph 25, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all outstanding Units of Common Stock, Independent and Combination SARs, stock options (including incentive stock options), performance units (including those earned as a result of the application of paragraph 25(d) above), and performance shares (including those earned as a result of paragraph 25(d) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under paragraph 3(h) hereof.

     (g) Deferred Awards. If a Participant is eligible for treatment under this paragraph 25, all deferred Awards for which payment has not been received as of the Acceleration Date shall be paid in a single lump sum cash payment as soon as practicable, but in no event later than 90 days after such date. For purposes of making such payment, the value of all Awards which are stock-based shall be determined by the Change in Control Price.

     (h) Miscellaneous. Upon a Change in Control or a Change in Ownership, (i) the provisions of paragraphs 16, 20 and 21 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

     (i) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

26. NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS

     No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name, and, in the case of Restricted Stock, stock options, performance shares or any other stock-based grant, such rights are granted to the Participant under paragraph 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

PROXY

                            NATIONAL FUEL GAS COMPANY

             PROXY/VOTING INSTRUCTION CARD SOLICITED BY THE BOARD OF
                   DIRECTORS FOR USE AT THE ANNUAL MEETING OF
                         STOCKHOLDERS, FEBRUARY 17, 2000
                   PLACE: THE RITZ-CARLTON, MANALAPAN, FLORIDA

The undersigned hereby appoints B. J. Kennedy, P. C. Ackerman, and A. M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on December 20, 1999, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. THIS PROXY MAY BE REVOKED WITH THE SECRETARY OF THE MEETING AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

EMPLOYEE BENEFIT PLANS. This card also provides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.

TRUSTEES' AUTHORIZATION. The undersigned authorizes The Chase Manhattan Bank, N.A. as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Annual Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.

INCOMPLETE DIRECTIONS AND INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTIONS MARKED FOR ONE OR MORE ITEMS, REGARDING THE UNMARKED ITEMS, YOU ARE INSTRUCTING THE TRUSTEE(S) AND GRANTING THE PROXIES DISCRETION TO VOTE FOR ITEMS 1,2,3 AND 4 AND AGAINST ITEM 5. YOU MAY REVOKE YOUR INSTRUCTIONS BY NOTICE TO THE TRUSTEE(S) AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-840-1208 on a touch-tone telephone and follow the instructions found on the reverse side.

                                       Or

2. Mark, sign and date your proxy/voting card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at anytime by calling 1-800-648-8166. You will continue to receive your proxy card in the mail, regardless of your election.

  You will receive further directions regarding the Internet viewing process in the future for next year's Annual Report and Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. SEE REVERSE SIDE FOR IMPORTANT PROVISIONS AND ADDITIONAL INSTRUCTIONS.

                        THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE FOR ITEMS 1, 2, 3, 4 AND AGAINST ITEM 5.

                                                               Please mark
                                                               your vote as
                                                               indicated in
                                                               this example. /X/


                                                                          FOR                       WITHHOLD
                                                                      all nominees                  for all
                                                                 (except as marked to               nominees
                                                                        the left)

Item 1 - Election of the following nominees as Directors:               / /                            / /
         For three-year terms which expire in 2003 -

         01)  E. T. Mann
         02)  G.L. Mazanec

WITHHOLD for the following only. Write name(s) below.

_____________________________________________________

Item 2 - Appointment of independent accountants.                       FOR                          AGAINST           ABSTAIN
                                                                       / /                            / /                / /

Item 3 - Approval of the Annual At Risk Compensation                   FOR                          AGAINST           ABSTAIN
         Incentive Plan                                                / /                            / /                / /


Item 4 - Approval of Amendments to the 1997 Award &                    FOR                          AGAINST           ABSTAIN
         Option Plan                                                   / /                            / /                / /


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5.

Item 5 - Adoption of, if presented at the Meeting,                     FOR                          AGAINST           ABSTAIN
         a shareholder proposal.                                       / /                            / /                / /

                                                                                         WILL ATTEND MEETING / /

I consent to future access of the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. / /

               **WE ENCOURAGE YOU TO VOTE BY TELEPHONE TOLL FREE.
                      PLEASE READ THE INSTRUCTIONS BELOW**

(Signature of Stockholder(s))______________________________ Dated: ____________

Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.
-------------------------------------------------------------------------------

              PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

   [GRAPHIC OF TELEPHONE] VOTE BY TELEPHONE - TOLL FREE [GRAPHIC OF TELEPHONE]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0 now and you will hear these instructions:

      Proposal 1: TO VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9;
                  TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0.
                  If you press 0, enter the two-digit number that precedes the nominee(s) for whom you withhold your vote.

      Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
                  The instructions are the same for all remaining proposals.

                  Your votes will be repeated, please confirm your selections.

      When prompted, please answer the following:
                  - Will you be attending the Annual Meeting?
                  - Do you consent to future access of the Annual Reports and
                    Proxy Statements electronically via the Internet?
                    (Please read the reverse side)

   IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY/VOTING
                                INSTRUCTION CARD.

                              THANK YOU FOR VOTING

                 CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
                            1-800-840-1208 - ANYTIME
                    There is NO CHARGE to you for this call.

(Signature of Stockholder(s))  ____________________  Dated:________________

Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.
 ...............................................................................

            PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                  [ART]   VOTE BY TELEPHONE -- TOLL FREE  [ART]

                        QUICK * * * EASY * * * IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION #1: To vote as the Board of Directors recommends on ALL proposals.

                   WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

OPTION #2: If you choose to vote on each proposal separately, press 0 now and you will hear these instructions:

Proposal 1: TO VOTE FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9;
            TO WITHHOLD FOR AN INDIVIDUAL nominee, press 0.
            If you press 0, enter the two-digit number that precedes the nominee(s) for whom you withhold your vote.

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
            The instructions are the same for all remaining proposals.

            Your votes will be repeated, please confirm your selections.

When prompted, please answer the following:
             - Will you be attending the Annual Meeting?
             - Do you consent to future access of the Annual Reports and Proxy
               Statements electronically via the Internet? (Please read the reverse side)

   IF YOU VOTE BY TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY/VOTING
                               INSTRUCTION CARD.

                              THANK YOU FOR VOTING

                 CALL * * TOLL FREE * * ON A TOUCH TONE TELEPHONE
                           1-800-840-1208 -- ANYTIME

                   There is NO CHARGE to you for this call.